Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
018772AL7


Issuer
Alliance One International Inc


Underwriters
Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder, Rabo
Securities


Years of continuous operation, including predecessors
> 3 years


Security
AOI 10 07/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse International


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/26/2009


Total amount of offering sold to QIBs
570,000,000


Total amount of any concurrent public offering
0


Total
570,000,000


Public offering price
95.177


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B+


Current yield
10.51%


Benchmark vs Spread (basis points)
782bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
8,580,000.00
 $
8,166,187
1.51%



DWS HIGH INCOME PLUS FUND
DWS
1,780,000.00
 $
1,694,151
0.31%



DWS MULTI MARKET INCOME TRUST
DWS
1,010,000.00
 $
961,288
0.18%



DWS STRATEGIC INCOME FUND
DWS
695,000.00
 $
661,480
0.12%



DWS STRATEGIC INCOME TRUST
DWS
280,000.00
 $
266,496
0.05%



DWS STRATEGIC INCOME VIP
DWS
155,000.00
 $
147,524
0.03%



Total

12,500,000

$11,897,125
2.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAH6
902911AN6
031162AX8
Issuer
ALTRIA GROUP INCORPORATED
UST INCORPORATED
AMGEN INCORPORATED
Underwriters
Banco Santander, Bank of Nova Scotia, Barclays
Capital, Citigroup, Deutsche Bank Securities,
Goldman Sachs, HSBC Securities, JP Morgan
Lehman Brothers, Morgan Stanley, Piper Jaffray &
Company, PNC Capital Markets, RBS Greenwich
Capital
Barclays Capital, Goldman Sachs, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MO 10.2% 02/06/39
MO 5.75% 03/01/18
AMGN 6.15% 06/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2009
2/26/2008
5/20/2008
Total amount of offering sold to QIBs
1,500,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,500,000,000
300,000,000
500,000,000
Public offering price
99.963
99.632
99.828
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.65%
0.33%
Rating
Baa1/BBB
Baa1/BBB
A3/A+
Current yield
10.20%
5.77%
6.16%
Benchmark vs Spread (basis points)
650bp
5.77%
240bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
800,000.00
 $                   799,704
0.05%
2.19%
-0.09%
3/31/2009
DWS Strategic Income VIP
DWS
200,000.00
 $                   199,926
0.01%
2.19%
-0.21%
3/31/2009
Total

1,000,000
 $                   999,630
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00165AAA6


Issuer
AMC Entertainment


Underwriters
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Banc of America
Securities LLC, Barclays Capital,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
AMCENT 8.75% 6/1/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse International


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/27/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
97.582


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.30%


Rating
B1/B-


Current yield
8.97%


Benchmark vs Spread (basis points)
792bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
120,000.00
 $     117,098
0.02%



DWS BALANCED VIP
DWS
35,000.00
 $      34,154
0.01%



DWS HIGH INCOME FUND
DWS
5,685,000.00
 $  5,547,537
0.95%



DWS HIGH INCOME PLUS FUND
DWS
1,220,000.00
 $  1,190,500
0.20%



DWS HIGH INCOME TRUST
DWS
705,000.00
 $     687,953
0.12%



DWS HIGH INCOME VIP
DWS
765,000.00
 $     746,502
0.13%



DWS MULTI MARKET INCOME TRUST
DWS
735,000.00
 $     717,228
0.12%



DWS STRATEGIC INCOME FUND
DWS
535,000.00
 $     522,064
0.09%



DWS STRATEGIC INCOME TRUST
DWS
200,000.00
 $     195,164
0.03%



Total

10,000,000
 $  9,758,200
1.67%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03070QAK7


Issuer
Ameristar Casinos


Underwriters
Banc of America Securities, Deutsche
Bank Securities, Wachovia, Calyon
Securities, Comerica Securities


Years of continuous operation, including predecessors
> 3 years


Security
ASCA 9.25% 06/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.087


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,689
0.01%



DWS Balanced VIP
DWS
15,000.00
 $      14,563
0.00%



DWS High Income Fund
DWS
1,900,000.00
 $  1,844,653
0.29%



DWS High Income Plus Fund
DWS
395,000.00
 $     383,494
0.06%



DWS High Income VIP
DWS
240,000.00
 $     233,009
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,417
0.00%



DWS Multi Market Income Trust
DWS
180,000.00
 $     174,757
0.03%



DWS Short Duration Fund
DWS
770,000.00
 $     747,570
0.12%



DWS Short Duration Plus Fund
DWS
923,013.90
 $     896,127
0.14%



DWS Strategic Income Fund
DWS
125,000.00
 $     121,359
0.02%



DWS Strategic Income Trust
DWS
50,000.00
 $      48,544
0.01%



DWS Strategic Income VIP
DWS
30,000.00
 $      29,126
0.00%



Total

4,693,014
 $  4,556,306
0.72%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
031162AZ3
008117AM5
002824AU4
Issuer
AMGEN INCORPORATED
AETNA INCORPORATED
ABBOTT LABORATORIES
Underwriters
Goldman Sachs, Merrill Lynch, Morgan Stanley,
Barclays Capital, Citigroup, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Mitsubishi
UFJ Financial, RBS Greenwich Capital, Sumitomo
Bank Limited, UBS Securities
Banc of America Securities LLC, Citigroup, JP
Morgan
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, RBS Greenwich Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AMGN 5.7% 02/01/19
AET 6.5% 09/15/18
ABT 5.125 04/01/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2009
9/9/2008
2/26/2009
Total amount of offering sold to QIBs
1,000,000,000
500,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
500,000,000
2,000,000,000
Public offering price
99.777
99.716
99.567
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.33%
0.65%
0.45%
Rating
A3/A+
A3/A-
A1/AA
Current yield
5.71%
6.52%
5.15%
Benchmark vs Spread (basis points)
345bp
295bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
950,000.00
 $                   947,882
0.10%
3.62%
-0.74%
1/15/2009
DWS Strategic Income VIP
DWS
240,000.00
 $                   239,465
0.02%
3.62%
-0.59%
1/15/2009
Total

1,190,000
 $                 1,187,346
0.12%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
032511BD8
037411AU9
247916AB5
Issuer
ANADARKO PETROLEUM CORPORATION
APACHE CORPORATION
DENBURY RESOURCES INCORPORATED
Underwriters
Credit Suisse, JP Morgan, UBS Securities, Banc of
America Securities LLC, Citigroup, Deutsche Bank
Securities, Morgan Stanley, RBS Greenwich
Capital, Wells Fargo, Barclays Capital, DnB Nor
Bank ASA, Goldman Sachs, Scotia Capital,
Societe Generale
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, JP Morgan,
BBVA Securities, Calyon Securities, Comerica
Securities, Fortis Securities, Keybanc Capital
Markets, Scotia Capital, US Bancorp Investments,
Wachovia Capital Markets, Wedbush Morgan
Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
APC 7.625% 03/15/14
APA 6% 09/15/13
DNR 9.75% 03/01/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2009
9/26/2008
2/10/2009
Total amount of offering sold to QIBs
500,000,000
400,000,000
420,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
400,000,000
420,000,000
Public offering price
99.700
99.476
92.816
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.60%
2.00%
Rating
Baa3/BBB-
A3/A-
B1/BB
Current yield
7.65%
6.03%
10.51%
Benchmark vs Spread (basis points)
587bp
310bp
890bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000.00
 $                   498,500
0.10%
-0.34%
1.02%
3/31/2009
DWS Short Duration Plus Fund
DWS
4,500,000.00
 $                 4,486,500
0.90%
-0.34%
0.65%
3/31/2009
DWS Strategic Income Fund
DWS
1,640,000.00
 $                 1,635,080
0.33%
-0.34%
2.24%
3/31/2009
DWS Strategic Income VIP
DWS
360,000.00
 $                   358,920
0.07%
-0.34%
2.34%
3/31/2009
Total

7,000,000
 $                 6,979,000
1.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAB4
115637AJ9
191219BV5
Issuer
ANHEUSER-BUSCH INBEV
BROWN-FORMAN CORPORATION
COCA-COLA ENTERPRISES
Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, JP Morgan, Mitsubishi
UFJ Securities, Mizuho Securities USA, RBS
Greenwich Capital, Scotia Capital
Banc of America Securities LLC, Barclays Capital,
Citigroup, JP Morgan, Wachovia Securities
Banc of America Securities LLC, Citigroup, HSBC
Securities, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ABIBB 7.75% 1/15/19
BF 5% 02/01/14
CCE 4.25 03/01/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2009
1/6/2009
2/17/2009
Total amount of offering sold to QIBs
2,500,000,000
250,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,500,000,000
250,000,000
250,000,000
Public offering price
99.923
99.634
99.227
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
4.50%
0.60%
0.35%
Rating
Baa2/BBB+
A2/A
A3/A
Current yield
7.76%
5.02%
4.28%
Benchmark vs Spread (basis points)
525bp
337bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,600,000.00
 $                 1,598,768
0.06%
2.80%
0.00%
1/14/2009
DWS Strategic Income VIP
DWS
400,000.00
 $                   399,692
0.02%
2.80%
-0.20%
1/14/2009
Total

2,000,000
 $                 1,998,460
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAC2
115637AJ9
191219BV5
Issuer
ANHEUSER-BUSCH INBEV
BROWN-FORMAN CORPORATION
COCA-COLA ENTERPRISES
Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, JP Morgan, Mitsubishi
UFJ Securities, Mizuho Securities USA, RBS
Greenwich Capital, Scotia Capital
Banc of America Securities LLC, Barclays Capital,
Citigroup, JP Morgan, Wachovia Securities
Banc of America Securities LLC, Citigroup, HSBC
Securities, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ABIBB 8.2% 1/15/39
BF 5% 02/01/14
CCE 4.25 03/01/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Banc of America Securities LLC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2009
1/6/2009
2/17/2009
Total amount of offering sold to QIBs
1,250,000,000
250,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,250,000,000
250,000,000
250,000,000
Public offering price
99.744
99.634
99.227
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.38%
0.60%
0.35%
Rating
Baa2/BBB+
A2/A
A3/A
Current yield
8.22%
5.02%
4.28%
Benchmark vs Spread (basis points)
512bp
337bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Income VIP
DWS
605,000.00
 $               603,451.20
0.05%
2.58%
1.79%
1/9/2009
DWS Lifecycle Long Range Fund
DWS
580,000.00
 $               578,515.20
0.05%
2.37%
-0.57%
1/9/2009
DWS Strategic Income Fund
DWS
8,315,000.00
 $                 8,293,714
0.67%
2.35%
1.26%
1/9/2009
Total

9,500,000
 $                 9,475,680
0.76%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00206RAR3
035287AC5
00206RAP7
Issuer
AT & T INCORPORATED
ANIXTER INTERNATIONAL
AT&T INCORPORATED
Underwriters
Banc of America Securities LLC, Deutsche Bank
Securities, Citigroup, JP Morgan
Banc of America Securities LLC, JP Morgan,
Wachovia Capital Markets, Scotia Capital
Banc of America Securities LLC, Citigroup,
Lehman Brothers Inc
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
T 5.8% 02/15/19
AXE 10% 03/15/14
T 5.5% 02/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Banc of America Securities LLC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/29/2009
3/6/2009
1/29/2008
Total amount of offering sold to QIBs
2,250,000,000
200,000,000
2,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,250,000,000
200,000,000
2,500,000,000
Public offering price
99.689
92.63
99.78
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
2.00%
0.45%
Rating
A2/A
Ba2/BB+
A2/A
Current yield
5.82%
10.80%
5.51%
Benchmark vs Spread (basis points)
300bp
870bp
185bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
7,000,000.00
 $                          6,978,230
0.31%
-1.80%
-0.56%
3/31/2009
DWS Core Fixed Income VIP
DWS
700,000.00
 $                        697,823.00
0.03%
-1.80%
-1.00%
3/31/2009
Total

7,700,000
 $                          7,676,053
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00206RAS1
035287AC5
00206RAP7
Issuer
AT & T INCORPORATED
ANIXTER INTERNATIONAL
AT&T INCORPORATED
Underwriters
Citigroup, Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Barclays Capital, Cabrera Capital
Markets, Deutsche Bank Securities, Greenwich Capital
Markets, Mitsubishi UFJ Securities, MR Beal & Co,
Williams Capital Group
Banc of America Securities LLC, JP Morgan,
Wachovia Capital Markets, Scotia Capital
Banc of America Securities LLC, Citigroup,
Lehman Brothers Inc
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
T 6.55% 02/15/39
AXE 10% 03/15/14
T 5.5% 02/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Banc of America Securities LLC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/29/2009
3/6/2009
1/29/2008
Total amount of offering sold to QIBs
2,250,000,000
200,000,000
2,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,250,000,000
200,000,000
2,500,000,000
Public offering price
99.437
92.63
99.78
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
2.00%
0.45%
Rating
A2/A
Ba2/BB+
A2/A
Current yield
6.59%
10.80%
5.51%
Benchmark vs Spread (basis points)
300bp
870bp
185bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
7,660,000.00
 $                          7,616,874
0.34%
-8.79%
-0.56%
3/31/2009
DWS Core Fixed Income VIP
DWS
865,000.00
 $                        860,130.50
0.04%
-8.79%
-1.00%
3/31/2009
Total

8,525,000
 $                          8,477,005
0.38%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAJ9


Issuer
BAE Systems Holdings Incorporated


Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
BALN 6.375% 06/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.651


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB+


Current yield
6.40%


Benchmark vs Spread (basis points)
275bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
535,000.00
 $    533,133
0.05%



DWS BALANCED VIP
DWS
145,000.00
 $    144,494
0.01%



DWS BOND VIP
DWS
280,000.00
 $    279,023
0.03%



DWS CORE FIXED INCOME FUND
DWS
2,200,000.00
 $ 2,192,322
0.22%



DWS CORE FIXED INCOME VIP
DWS
245,000.00
 $    244,145
0.02%



DWS CORE PLUS INCOME FUND
DWS
780,000.00
 $    777,278
0.08%



DWS GLOBAL BOND FUND
DWS
315,000.00
 $    313,901
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
1,580,000.00
 $ 1,574,486
0.16%



DWS STRATEGIC INCOME FUND
DWS
655,000.00
 $    652,714
0.07%



DWS STRATEGIC INCOME TRUST
DWS
420,000.00
 $    418,534
0.04%



DWS STRATEGIC INCOME VIP
DWS
145,000.00
 $    144,494
0.01%



Total

7,300,000
 $ 7,274,523
0.73%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06406HBL2


Issuer
Bank of New York Mellon


Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities, BNP
Paribas, BNY Mellon Capital, Jackson
Securities, RBC Capital, RBS
Securities, Toussaint Capital, Utendahl
Capital


Years of continuous operation, including predecessors
> 3 years


Security
BK 4.3% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.968


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa2/AA-e


Current yield
4.30%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
620,000.00
 $    619,802
0.06%



DWS Balanced VIP
DWS
170,000.00
 $    169,946
0.02%



DWS Bond VIP
DWS
645,000.00
 $    644,794
0.06%



DWS Core Fixed Income Fund
DWS
2,590,000.00
 $ 2,589,171
0.26%



DWS Core Fixed Income VIP
DWS
300,000.00
 $    299,904
0.03%



DWS Core Plus Income Fund
DWS
1,780,000.00
 $ 1,779,430
0.18%



DWS Global Bond Fund
DWS
710,000.00
 $    709,773
0.07%



Total

6,815,000
 $ 6,812,819
0.68%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06846NAB0


Issuer
Bill Barret Corp


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BMO Capital Markets, Credit
Suisse , Morgan Stanley, SunTrust
Robinson Humphrey, Wachovia
Securities, BBVA Securities, Comerica
Securities, Fortis Securities, Howard
Weil, Mitsubishi UFJ Securities,  US
Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
BBG 9.875% 7/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank Of America, N.A.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/30/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
95.172


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1e/B+


Current yield
10.38%


Benchmark vs Spread (basis points)
930bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME PLUS FUND
DWS
500,000.00
 $     475,860
0.20%



DWS HIGH INCOME FUND
DWS
2,415,000.00
 $  2,298,404
0.97%



DWS STRATEGIC INCOME VIP
DWS
40,000.00
 $      38,069
0.02%



DWS STRATEGIC INCOME FUND
DWS
190,000.00
 $     180,827
0.08%



DWS STRATEGIC INCOME TRUST
DWS
75,000.00
 $      71,379
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
280,000.00
 $     266,482
0.11%



Total

3,500,000
 $  3,331,020
1.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AW5
055381AQ0
369550AN8
Issuer
BOEING CORPORATION
BE AEROSPACE INCORPORATED
GENERAL DYNAMICS CORPORATION
Underwriters
Deutsche Bank Securities, Greenwich Capital
Markets, JP Morgan, Morgan Stanley, UBS
Securities, ANZ Securities, Banca of America
Securities LLC, Banca IMI, Barclays Capital,
BBVA Securities, BNP Paribas, BNY Mellon
Investor Services, Calyon Securities, Citigroup,
Comerica Securities, Credit Suisse, Daiwa
Securities, Goldman Sachs, ING Financial Markets
Credit Suisse, JP Morgan, UBS Securities, Mizuho
Securities, RBS Greenwich Capital, SunTrust
Robinson Humphrey, Wells Fargo
Banc of America Securities LLC, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BA 6% 03/15/19
BEAV 8.5% 07/01/18
GD 5.25% 02/01/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2009
6/26/2008
12/8/2008
Total amount of offering sold to QIBs
650,000,000
600,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
650,000,000
600,000,000
1,000,000,000
Public offering price
98.466
100.00
99.528
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
2.25%
0.35%
Rating
A2/A+
BA3/BB+
A2/A
Current yield
6.09%
8.50%
5.28%
Benchmark vs Spread (basis points)
320bp
445bp
365bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
685,000.00
 $                   674,492
0.11%
4.31%
3.30%
3/31/2009
DWS Strategic Income VIP
DWS
150,000.00
 $                   147,699
0.02%
4.31%
3.62%
3/31/2009
Total

835,000
 $                   822,191
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
10138MAK1
1115637AJ9
191219BV5
Issuer
BOTTLING GROUP LLC
BROWN-FORMAN CORPORATION
COCA-COLA ENTERPRISES
Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Morgan Stanley, Deutsche Bank Securities,
HSBC Securities, JP Morgan, Williams Capital
Group
Banc of America Securities LLC, Barclays Capital,
Citigroup, JP Morgan, Wachovia Securities
Banc of America Securities LLC, Citigroup, HSBC
Securities, JP Morgan
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
PBG 5.125% 01/15/19
BF 5% 02/01/14
CCE 4.25% 03/01/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2009
1/6/2009
2/17/2009
Total amount of offering sold to QIBs
750,000,000
250,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
250,000,000
250,000,000
Public offering price
99.399
99.634
99.227
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.35%
Rating
A2/A
A2/A
A3/A
Current yield
5.16%
5.02%
4.28%
Benchmark vs Spread (basis points)
300bp
337bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,050,000.00
 $                 1,043,690
0.14%
2.61%
-0.75%
2/2/2009
DWS Strategic Income VIP
DWS
260,000.00
 $                   258,437
0.03%
2.61%
-0.90%
2/2/2009
Total

1,310,000
 $                 1,302,127
0.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Security Purchased
Security Purchased
CUSIP
FR0006174348
02913V103
38526M106
Issuer
BUREAU VERITAS SA
AMERICAN PUBLIC EDUCATION
GRAND CAYON EDUCATION
Underwriters
Deutsche Bank Securities, Socgen UK
Piper Jaffray, William Blair, Stifel Nicolaus,
Barrington Research, BMO Capital Markets, First
Analysis, Signal Hil Capital, Think Equity
Partners,
Credit Suisse, Merrill Lynch, BMO Capital
Markets, Piper Jaffray, William Blair
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
BVI  FP
APEI  US
LOPE US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Cowen & Company
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2009
12/9/2008
11/19/2008
Total dollar amount of offering sold to QIBs
 $                                  11,000,000
 $                                  3,000,000
 $                                 45,300,000
Total dollar amount of any concurrent public offering
 $                                    -
 $                                    -
 $                                    -
Total
 $                                11,000,000
 $                                 3,000,000
 $                                  45,300,000
Public offering price
 $                                     25.00
 $                                     37.50
 $                                     12.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
0.75%
1.78%
0.84%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Global Thematic Fund
DWS
50,000
 $                 1,250,000
11.36%
51.24%
10.79%
3/31/2009
DWS Global Thematic VIP
DWS
29,100
 $                   727,500
6.61%
51.24%
11.01%
3/31/2009
Total

79,100
 $                 1,977,500
17.98%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
13134YAD9


Issuer
Calpine Construction Finance Co


Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, Morgan
Stanley, ING Bank


Years of continuous operation, including predecessors
> 3 years


Security
CPN 8% 6/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
95.488


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/BB-


Current yield
8.38%


Benchmark vs Spread (basis points)
630bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
570,000.00
 $     544,282
0.06%



DWS High Income Fund
DWS
4,430,000.00
 $  4,230,118
0.44%



DWS High Income Plus Fund
DWS
920,000.00
 $     878,490
0.09%



DWS Balanced VIP
DWS
30,000.00
 $      28,646
0.00%



DWS Balanced Fund
DWS
105,000.00
 $     100,262
0.01%



DWS Strategic Income VIP
DWS
65,000.00
 $      62,067
0.01%



DWS Strategic Income Fund
DWS
300,000.00
 $     286,464
0.03%



DWS Strategic Income Trust
DWS
115,000.00
 $     109,811
0.01%



DWS Multi Market Income Trust
DWS
420,000.00
 $     401,050
0.04%



DWS Lifecycle Long Range Fund
DWS
45,000.00
 $      42,970
0.00%



Total

7,000,000
 $  6,684,160
0.70%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14040HAS4


Issuer
Capital One Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, RBS Greenwich
Capital, Bank of America Securities,
Keefe Bruyette, RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
COF 7.375% 05/23/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/19/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.511


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
7.41%


Benchmark vs Spread (basis points)
540bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
505,000.00
 $    502,531
0.05%



DWS Balanced VIP
DWS
150,000.00
 $    149,267
0.02%



DWS Bond VIP
DWS
540,000.00
 $    537,359
0.05%



DWS Core Fixed Income Fund
DWS
2,090,000.00
 $ 2,079,780
0.21%



DWS Core Fixed Income VIP
DWS
240,000.00
 $    238,826
0.02%



DWS Core Plus Income Fund
DWS
1,475,000.00
 $ 1,467,787
0.15%



Total

5,000,000
 $ 4,975,550
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7
278865AH3
037411AU9
Issuer
CHESAPEAKE ENERGY CORPORATION
ECOLAB INCORPORATED
APACHE CORPORATION
Underwriters
Deutsche Bank Securities, Banc of America
Securities LLC, Credit Suisse, Goldman Sachs,
Morgan Stanley, Wachovia Securities, Barclays
Capital, BBVA Securities, BMO Capital Markets,
Bosc Inc, Capital One Southcoast, Comerica
Securities, Greenwich Capital Markets, Jefferies &
Company, Natixis Bleichroeder, Raymond James
& Associates, RBC Capital Markets, Scotia Capital
Citigroup, Credit Suisse, JP Morgan, ABN Amro,
Banc of America Securities LLC, Barclays Capital,
Wells Fargo
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 9.5% 02/15/15
ECL 4.875 02/15/15
APA 6% 09/15/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/28/2009
2/5/2008
9/26/2008
Total amount of offering sold to QIBs
1,425,000,000
250,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,425,000,000
250,000,000
400,000,000
Public offering price
97.750
99.805
99.476
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
0.63%
0.60%
Rating
Ba3/BB
A2/A
A3/A-
Current yield
9.72%
4.89%
6.03%
Benchmark vs Spread (basis points)
806bp
175bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
570,000.00
 $                   557,175
0.04%
-0.51%
-1.03%
3/31/2009
DWS High Income Plus Fund
DWS
70,000.00
 $                     68,425
0.00%
-0.51%
0.13%
3/31/2009
DWS High Income VIP
DWS
260,000.00
 $                   254,150
0.02%
-0.51%
-1.35%
3/31/2009
DWS Multi Market Income Trust
DWS
65,000.00
 $                     63,538
0.00%
-0.51%
0.93%
3/31/2009
DWS Strategic Income Fund
DWS
25,000.00
 $                     24,438
0.00%
-0.51%
0.17%
3/31/2009
DWS Strategic Income Trust
DWS
10,000.00
 $                       9,775
0.00%
-0.51%
0.83%
3/31/2009
Total

1,000,000
 $                   977,500
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
172441AR8


Issuer
Cinemark USA Incorporated


Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
Banc of America Securities, Credit
Suisse, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
CNK 8.625% 06/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/16/2009


Total amount of offering sold to QIBs
470,000,000


Total amount of any concurrent public offering
0


Total
470,000,000


Public offering price
97.560


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
8.84%


Benchmark vs Spread (basis points)
531bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,185,000.00
 $  1,156,086
0.25%



DWS HIGH INCOME PLUS FUND
DWS
245,000.00
 $     239,022
0.05%



DWS HIGH INCOME TRUST
DWS
140,000.00
 $     136,584
0.03%



DWS HIGH INCOME VIP
DWS
155,000.00
 $     151,218
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
130,000.00
 $     126,828
0.03%



DWS STRATEGIC INCOME FUND
DWS
90,000.00
 $      87,804
0.02%



DWS STRATEGIC INCOME TRUST
DWS
35,000.00
 $      34,146
0.01%



DWS STRATEGIC INCOME VIP
DWS
20,000.00
 $      19,512
0.00%



Total

2,000,000
 $  1,951,200
0.43%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAE2
529772AD7
529772AE5
Issuer
CISCO SYSTEMS INCORPORATED
LEXMARK INTERNATIONAL
LEXMARK INTERNATIONAL
Underwriters
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Morgan Stanley,
Wachovia Capital Markets, Barclays Capital, BNP
Paribas, Credit Suisse, Deutsche Bank Securities,
HSBC Securities, ING Bank NV/United States,
Standard Chartered Bank, UBS Securities
Citigroup, JP Morgan, Scotia Capital, SunTrust
Robinson Humphrey
Citigroup, JP Morgan, Scotia Capital, SunTrust
Robinson Humphrey
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 4.95% 2/9/09
LXX 5.9 06/01/13
LXX 6.65% 06/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/9/2009
5/19/2008
5/19/2008
Total amount of offering sold to QIBs
2,000,000,000
350,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
350,000,000
300,000,000
Public offering price
99.774
99.830
99.730
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.60%
0.65%
Rating
A1/A+
Baa2/BBB-
Baa2/BBB-
Current yield
4.96%
5.91%
6.67%
Benchmark vs Spread (basis points)
200bp
285bp
285bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,640,000.00
 $                 1,636,294
0.08%
-0.78%
-0.25%
2/18/2009
DWS Strategic Income VIP
DWS
360,000.00
 $                   359,186
0.02%
-0.78%
-0.30%
2/18/2009
Total

2,000,000
 $                 1,995,480
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAD4
055921AA8
26483EAD2
Issuer
CISCO SYSTEMS INCORPORATED
BMC SOFTWARE INCORPORATED
DUN & BRADSTREET CORPORATION
Underwriters
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Morgan Stanley,
Wachovia Capital Markets, Barclays Capital, BNP
Paribas, Credit Suisse, Deutsche Bank Securities,
HSBC Securities, ING Bank NV, Standard
Chartered Bank, UBS Securities
Banc of America Securities, Credit Suisse, JP
Morgan, Merrill Lynch, Morgan Stanley, UBS
Securities
Citigroup, JP Morgan, Barclays Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 5.9% 02/15/39
BMC 7.25% 06/01/18
DNB 6% 04/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/9/2009
5/29/2008
3/27/2008
Total amount of offering sold to QIBs
2,000,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
300,000,000
400,000,000
Public offering price
99.777
99.406
100.000
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.80%
0.65%
0.60%
Rating
A1/A+
Baa3/BBB
A-/A-
Current yield
5.91%
7.29%
6.00%
Benchmark vs Spread (basis points)
225bp
325bp
346bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Lifecycle Long Range Fund
DWS
670,000.00
 $                   668,506
0.03%
-7.91%
-4.79%
3/31/2009
DWS Strategic Income Fund
DWS
820,000.00
 $                   818,171
0.04%
-0.97%
0.76%
2/18/2009
DWS Strategic Income VIP
DWS
180,000.00
 $                   179,599
0.01%
-0.97%
0.50%
2/18/2009
Total

1,670,000
 $                 1,666,276
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
172967EV9


Issuer
Citigroup Incorporated


Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, Prudential Assurance,
RBS Securities, Blaylock Robert Van,
BNP Paribas, Cabrera Capital Markets,
Credit Suisse, NBF Securities, RBC
Capital, TD Securities, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
C 8.5% 05/22/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2009


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
98.259


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.43%


Rating
A3e/A


Current yield
8.65%


Benchmark vs Spread (basis points)
437bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Lifecycle Long Range
DWS
660,000.00
 $    648,509
0.02%



DWS Strategic Income Fund
DWS
715,000.00
 $    702,552
0.02%



DWS Strategic Income VIP
DWS
160,000.00
 $    157,214
0.01%



Total

1,535,000
 $ 1,508,276
0.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3
037411AU9
057224AX5
Issuer
CONOCOPHILLIPS
APACHE CORPORATION
BAKER HUGHES INCORPORATED
Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities
America, Guzman & Company, HSBC Securities,
ING Investments
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets, Morgan
Stanley, UBS Securities, UniCredit Capital
Markets
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COP 4.75% 02/01/14
APA 6% 09/15/13
BHI 6.5% 11/15/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/29/2009
9/26/2008
10/23/2008
Total amount of offering sold to QIBs
1,500,000,000
400,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,500,000,000
400,000,000
500,000,000
Public offering price
99.719
99.476
99.762
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.60%
0.60%
Rating
A1/A
A3/A-
A2/A
Current yield
4.76%
6.03%
6.52%
Benchmark vs Spread (basis points)
295bp
310bp
400bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,255,000.00
 $                 1,251,473
0.08%
1.86%
-2.98%
3/3/2009
DWS High Income Plus Fund
DWS
245,000.00
 $                   244,312
0.02%
2.21%
-3.72%
3/5/2009
DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%
4.31%
-1.24%
3/31/2009
DWS High Income VIP
DWS
160,000.00
 $                   159,550
0.01%
1.86%
-3.39%
3/3/2009
DWS Multi Market Income Trust
DWS
2,470,000.00
 $                 2,463,059
0.16%
4.31%
0.93%
3/31/2009
DWS Short Duration Fund
DWS
810,000.00
 $                   807,724
0.05%
4.31%
1.48%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     79,775
0.01%
4.31%
0.42%
3/31/2009
DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%
4.31%
0.83%
3/31/2009
Total

5,810,000
 $                 5,793,674
0.39%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAR5
057224AX5
055482AJ2
Issuer
CONOCOPHILLIPS
BAKER HUGHES INCORPORATED
BJ SERVICES COMPANY
Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities,
Guzman & Company, HSBC Securities, ING
Investments
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets, Morgan
Stanley, UBS Securities, UniCredit Capital
Markets
Citigroup, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COP 5.75% 02/01/19
BHI 6.5% 11/15/13
BJS 6% 06/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/29/2009
10/23/2008
5/14/2008
Total amount of offering sold to QIBs
2,250,000,000
500,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,250,000,000
500,000,000
250,000,000
Public offering price
99.326
99.762
99.543
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.60%
0.65%
Rating
A1/A
A2/A
Baa1/BBB+
Current yield
5.79%
6.52%
6.03%
Benchmark vs Spread (basis points)
295bp
400bp
212bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income
DWS
9,030,000.00
 $                 8,969,138
0.40%
1.35%
-0.56%
3/31/2009
DWS Strategic Income Fund
DWS
1,600,000.00
 $                 1,589,216
0.07%
-0.08%
0.50%
2/2/2009
DWS Strategic Income VIP
DWS
400,000.00
 $                   397,304
0.02%
-0.08%
0.10%
2/2/2009
Total

11,030,000
 $               10,955,658
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAQ7
247916AB5
055482AJ2
Issuer
CONOCOPHILLIPS
DENBURY RESOURCES INCORPORATED
BJ SERVICES COMPANY
Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities
America, Guzman & Company, HSBC Securities,
ING Investments
Banc of America Securities LLC, JP Morgan,
BBVA Securities, Calyon, Comerica Securities,
Fortis Securities, Keybanc Capital Markets, Scotia
Capital, US Bancorp Investments, Wachovia
Capital Markets
Citigroup, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 Years
> 3 Years
Security
COP 6.5% 02/01/39
DNR 9.75% 03/01/16
BJS 6% 06/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/1/2039
2/10/2009
5/14/2008
Total amount of offering sold to QIBs
2,250,000,000
420,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,250,000,000
420,000,000
250,000,000
Public offering price
98.560
92.816
99.54
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
2.00%
0.65%
Rating
A1/A
B1/BB
Baa1/BBB+
Current yield
6.60%
10.51%
6.03%
Benchmark vs Spread (basis points)
295bp
890bp
212bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income VIP
DWS
600,000.00
 $                   591,360
0.03%
-1.03%
-1.00%
3/31/2009
DWS Strategic Income Fund
DWS
800,000.00
 $                   788,480
0.04%
2.94%
0.76%
2/12/2009
DWS Strategic Income VIP
DWS
200,000.00
 $                   197,120
0.01%
2.94%
0.50%
2/12/2009
Total

1,600,000
 $                 1,576,960
0.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
22818TAA0


Issuer
Crown Americas


Underwriters
Bank of America, Merrill Lynch,
Citigroup, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
CCK 7.625% 05/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
97.092


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B1/BB-


Current yield
7.85%


Benchmark vs Spread (basis points)
522bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
30,000.00
 $      29,128
0.01%



DWS Balanced VIP
DWS
10,000.00
 $       9,709
0.00%



DWS High Income Fund
DWS
1,210,000.00
 $ 1,174,813
0.30%



DWS High Income Plus Fund
DWS
250,000.00
 $    242,730
0.06%



DWS High Income Trust
DWS
135,000.00
 $    131,074
0.03%



DWS High Income VIP
DWS
155,000.00
 $    150,493
0.04%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $       9,709
0.00%



DWS Multi Market Income Trust
DWS
120,000.00
 $    116,510
0.03%



DWS Strategic Income Fund
DWS
30,000.00
 $      29,128
0.01%



DWS Strategic Income Trust
DWS
30,000.00
 $      29,128
0.01%



DWS Strategic Income VIP
DWS
20,000.00
 $      19,418
0.01%



Total

2,000,000
 $ 1,941,840
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7
035287AC5
00206RAP7
Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION
ANIXTER INTERNATIONAL
AT&T INCORPORATED
Underwriters
Banc of America Securities LLC, Morgan Stanley,
Barclays Capital, Deutsche Bank Securities, Greenwich
Capital Markets, Calyon, TD Securities USA
Banc of America Securities LLC, JP Morgan,
Wachovia Capital Markets, Scotia Capital
Banc of America Securities LLC, Citigroup,
Lehman Brothers Inc
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCI 9% 01/15/15
AXE 10% 03/15/14
T 5.5% 02/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/22/2009
3/6/2009
1/29/2008
Total amount of offering sold to QIBs
900,000,000
200,000,000
2,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
900,000,000
200,000,000
2,500,000,000
Public offering price
90.416
92.63
99.78
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.00%
0.45%
Rating
B1/B
Ba2/BB+
A2/A
Current yield
9.95%
10.80%
5.51%
Benchmark vs Spread (basis points)
964bp
870bp
185bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $                          2,762,209
0.34%
10.88%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
595,000.00
 $                            537,975
0.07%
10.88%
0.89%
3/31/2009
DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%
10.88%
0.25%
3/31/2009
DWS High Income VIP
DWS
385,000.00
 $                            348,102
0.04%
10.88%
0.46%
3/31/2009
DWS Strategic Income Fund
DWS
190,000.00
 $                            171,790
0.02%
10.88%
0.67%
3/31/2009
DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%
10.88%
2.06%
3/31/2009
DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%
10.88%
2.21%
3/31/2009
Total

4,925,000
 $                          4,452,988
0.55%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AW4
939640AD0
00206RAP7
Issuer
CSC HOLDINGS INCORPORATED
WASHINGTON POST COMPANY
AT & T INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan, BNP
Paribas, General Electric Capital, Goldman Sachs,
RBS Greenwich Capital, Scotia Capital, TD
Securities
Citigroup, JP Morgan, Bank of New York, PNC
Capital Markets, Stifel Nicolaus & Co, Wachovia
Securities, Wells Fargo
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia Securities, CastleOak Securities, Loop
Capital Markets, Mitsubishi UFJ Securities,
Samuel A. Ramirez
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVC 8.5% 04/15/14
WP0 7.25% 02/01/19
T 6.7% 11/15/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/8/2009
1/27/2009
11/12/2008
Total amount of offering sold to QIBs
844,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
844,000,000
400,000,000
1,500,000,000
Public offering price
88.885
99.614
99.829
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.35%
Rating
B1/BB
A1/A+
A2/A
Current yield
5.02%
7.28%
6.71%
Benchmark vs Spread (basis points)
310bp
475bp
437bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
490,000.00
 $                   435,537
0.06%
10.82%
-0.64%
3/31/2009
DWS High Income Fund
DWS
890,000.00
 $                   791,077
0.11%
10.82%
-0.18%
3/31/2009
DWS High Income Plus Fund
DWS
620,000.00
 $                   551,087
0.07%
10.82%
0.32%
3/31/2009
Total

2,000,000
 $                 1,777,700
0.24%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7
939640AD0
00206RAP7
Issuer
CSC HOLDINGS INCORPORATED
WASHINGTON POST COMPANY
AT & T INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, Goldman Sachs,
JP Morgan, BNP Paribas, Calyon, Fortis Securities,
Greenwich Capital Markets, ING Financial
Markets, Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments
Citigroup, JP Morgan, Bank of New York, PNC
Capital Markets, Stifel Nicolaus & Co, Wachovia
Securities, Wells Fargo
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia Securities, CastleOak Securities, Loop
Capital Markets, Mitsubishi UFJ Securities,
Samuel A. Ramirez
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVC 8.625% 02/15/19
WP0 7.25% 02/01/19
T 6.7% 11/15/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/9/2009
1/27/2009
11/12/2008
Total amount of offering sold to QIBs
526,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
526,000,000
400,000,000
1,500,000,000
Public offering price
95.196
99.614
99.829
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.35%
Rating
B1/BB
A1/A+
A2/A
Current yield
9.06%
7.28%
6.71%
Benchmark vs Spread (basis points)
634bp
475bp
437bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,235,000.00
 $                 1,175,671
0.23%
1.11%
-2.35%
3/31/2009
DWS High Income Plus Fund
DWS
240,000.00
 $                   228,470
0.05%
1.11%
-1.83%
3/31/2009
DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%
1.11%
-2.97%
3/31/2009
DWS High Income VIP
DWS
155,000.00
 $                   147,554
0.03%
1.11%
-2.57%
3/31/2009
DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%
1.11%
0.23%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     76,157
0.02%
1.11%
-0.09%
3/31/2009
DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%
1.11%
0.23%
3/31/2009
Total

2,000,000
 $                 1,903,920
0.39%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
24702RAJ0


Issuer
Dell Incorporated


Underwriters
Bank of America, Merrill Lynch,
HSBC Securities, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
Dell 5.875% 06/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank Of America, N.A.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/10/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.933


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A2/A-


Current yield
5.88%


Benchmark vs Spread (basis points)
195bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS CORE FIXED INCOME FUND
DWS
2,300,000.00
 $ 2,298,459
0.38%



DWS CORE FIXED INCOME VIP
DWS
200,000.00
 $    199,866
0.03%



Total

2,500,000
 $ 2,498,325
0.42%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
257559AG9


Issuer
Domtar Corp


Underwriters
JP Morgan, Morgan Stanley, Banc of
America Securities, BMO Capital
Markets Corp, CIBC World Markets,
Citigroup, Desjardins Securities, Fortis
Securities, Goldman Sachs, NBF
Securities USA Corp, Rabo Securities
USA, RBC Capital Advisors, Scotia
Capital, TD Securities, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
UFS 1.75% 06/01/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/3/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
96.157


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Ba3/BB-


Current yield
11.18%


Benchmark vs Spread (basis points)
822bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
70,000.00
 $      67,310
0.02%



DWS Balanced VIP
DWS
20,000.00
 $      19,231
0.01%



DWS High Income Fund
DWS
2,940,000.00
 $  2,827,016
0.74%



DWS High Income Plus Fund
DWS
605,000.00
 $     581,750
0.15%



DWS High Income Trust
DWS
345,000.00
 $     331,742
0.09%



DWS High Income VIP
DWS
380,000.00
 $     365,397
0.10%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,847
0.01%



DWS Multi Market Income Trust
DWS
300,000.00
 $     288,471
0.08%



DWS Strategic Income Fund
DWS
230,000.00
 $     221,161
0.06%



DWS Strategic Income Trust
DWS
80,000.00
 $      76,926
0.02%



Total

5,000,000
 $  4,807,850
1.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0


Issuer
Dow Chemical Company


Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Morgan Stanley,
RBS Securities, Barclays Capital,
Deutsche Bank Securities, Mitsubishi
UFJ, Mizuho International, Blaylock
Robert, Loop Capital, Utendahl
Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOW 8.55% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.794


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
525bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
75,000.00
 $      74,846
0.00%



DWS BALANCED VIP
DWS
20,000.00
 $      19,959
0.00%



DWS HIGH INCOME FUND
DWS
2,950,000.00
 $ 2,943,923
0.09%



DWS HIGH INCOME PLUS FUND
DWS
615,000.00
 $    613,733
0.02%



DWS HIGH INCOME TRUST
DWS
340,000.00
 $    339,300
0.01%



DWS HIGH INCOME VIP
DWS
385,000.00
 $    384,207
0.01%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000.00
 $      29,938
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
270,000.00
 $    269,444
0.01%



DWS STRATEGIC INCOME FUND
DWS
1,640,000.00
 $ 1,636,622
0.05%



DWS STRATEGIC INCOME VIP
DWS
360,000.00
 $    359,258
0.01%



DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      44,907
0.00%



Total

6,730,000
 $ 6,716,136
0.21%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BY8


Issuer
Dow Chemical Company


Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Morgan
Stanley,Barclays Capital, Deutsche
Bank Securities, Mitsubishi UFJ,
Mizuho International, RBS Securities,
Blaylock Robert, Loop Capital,
Utendahl Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOW 9.4% 05/15/2039


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.562


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa3/BBB-


Current yield
9.44%


Benchmark vs Spread (basis points)
512bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,640,000.00
 $ 1,632,817
0.16%



DWS Strategic Income VIP
DWS
360,000.00
 $    358,423
0.04%



Total

2,000,000
 $ 1,991,240
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7


Issuer
DTE Energy Company


Underwriters
Barclays Capital, BNP Paribas, JP
Morgan, Comerica Securities, Deutsche
Bank Securities, Scotia Capital, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
DTE 7.63% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB-


Current yield
7.63%


Benchmark vs Spread (basis points)
561bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
145,000.00
 $    145,000
0.05%



DWS Balanced VIP
DWS
41,000.00
 $      41,000
0.01%



DWS Bond VIP
DWS
152,000.00
 $    152,000
0.05%



DWS Core Fixed Income Fund
DWS
607,000.00
 $    607,000
0.20%



DWS Core Fixed Income VIP
DWS
68,000.00
 $      68,000
0.02%



DWS Core Plus Income Fund
DWS
420,000.00
 $    420,000
0.14%



DWS Global Bond Fund
DWS
167,000.00
 $    167,000
0.06%



DWS Short Duration Fund
DWS
290,000.00
 $    290,000
0.10%



DWS Short Duration Plus Fund
DWS
3,460,000.00
 $ 3,460,000
1.15%



Total

5,350,000
 $ 5,350,000
1.78%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5
15189YAE6
29379VAB9
Issuer
EL PASO CORPORATION
CENTERPOINT ENERGY
ENTERPRISE PRODUCTS OPERATING
Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Barclays Capital, Credit Suisse,
Fortis Securities, Scotia Capital, Societe Generale,
UBS Investment Bank, UniCredit Capital Markets,
Williams Capital Group
Barclays Capital, Credit Suisse, Lehman Brothers,
HSBC Securities, Lazard Capital Markets, RBC
Capital Markets, SunTrust Robinson Humphrey,
Wachovia Securities, Wells Fargo
Citigroup, JP Morgan, Lehman Brothers, Scotia
Capital, Barclays Capital, BNP Paribas, DNB
Markets, Greenwich Capital Markets, Lazard
Capital Markets, Mizuho Securities, SunTrust
Robinson Humphrey, UBS Securities, Wachovia
Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EP 8.25% 02/15/16
CNP 6% 05/15/18
EPD 5.65% 04/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2009
5/12/2008
3/31/2008
Total amount of offering sold to QIBs
500,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
300,000,000
400,000,000
Public offering price
95.535
99.17
99.91
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.65%
0.60%
Rating
Ba3/BB-
Baa3/BBB
Baa3/BBB-
Current yield
8.64%
6.05%
5.66%
Benchmark vs Spread (basis points)
664bp
235bp
322bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,455,000.00
 $                 2,345,384
0.49%
-2.13%
-1.56%
3/31/2009
DWS High Income Plus Fund
DWS
475,000.00
 $                   453,791
0.10%
-2.13%
-1.28%
3/31/2009
DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%
-2.13%
-2.11%
3/31/2009
DWS High Income VIP
DWS
310,000.00
 $                   296,159
0.06%
-2.13%
-2.05%
3/31/2009
DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%
-2.13%
0.65%
3/31/2009
DWS Strategic Income Fund
DWS
170,000.00
 $                   162,410
0.03%
-2.13%
0.17%
3/31/2009
DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%
-2.13%
0.63%
3/31/2009
Total

4,000,000
 $                 3,821,400
0.80%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
29273RAL3


Issuer
Energy Transfer Partners


Underwriters
Credit Suisse Securities, Deutsche
Bank Securities, JP Morgan Securities,
Morgan Stanley, RBS Greenwich
Capital, BNP Paribas


Years of continuous operation, including predecessors
> 3 years


Security
ETP 8.5% 04/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/2/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
99.996


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa3/BBB-


Current yield
8.50%


Benchmark vs Spread (basis points)
674bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,630,000.00
 $ 1,629,935
0.47%



DWS Strategic Income VIP
DWS
370,000.00
 $    369,985
0.11%



Total

2,000,000
 $ 1,999,920
0.57%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AT6
06050BAG6
06406HBK4
Issuer
EXPORT-IMPORT BANK OF KOREA
BANK OF AMERICA CORPORATION
BANK OF NEW YORK MELLON
Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, RBS Greenwich Capital
Banc of America Securities LLC
Banc of America Securities LLC, Morgan Stanley,
Bank of New York, BNP Paribas
Years of continuous operation, including predecessors
> 3 years
> 3 years
>3 years
Security
D 8.125% 01/21/14
BAC 2.1 04/30/12
BK 5.125 08/27/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/12/2009
1/27/2009
8/20/2008
Total amount of offering sold to QIBs
2,000,000,000
6,000,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
6,000,000,000
750,000,000
Public offering price
99.624
99.970
99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.30%
0.05%
Rating
A2/A
Aaa/AAA
Aa2/AA-
Current yield
8.16%
2.10%
5.14%
Benchmark vs Spread (basis points)
677bp
97bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
630,000
 $                   627,631
0.03%
0.31%
0.12%
1/16/2009
DWS Short Duration Plus Fund
DWS
5,685,000.00
 $                 5,663,624
0.28%
0.31%
-0.34%
1/16/2009
DWS Strategic Income VIP
DWS
380,000.00
 $                   378,571
0.02%
0.31%
-0.99%
1/16/2009
DWS Strategic Income Fund
DWS
1,515,000.00
 $                 1,509,304
0.08%
0.31%
-0.99%
1/16/2009
Total

8,210,000
 $                 8,179,130
0.41%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302182AE0


Issuer
Express Scripts Incorporated


Underwriters
Citigroup, Credit Suisse, JP Morgan,
Calyon Securities, Deutsche Bank
Securities, Mitsubishi UFJ, RBS
Greenwich Capital, Scotia Capital,
SunTrust Robinson, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
ESRX 7.25% 06/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/4/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.332


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB


Current yield
7.30%


Benchmark vs Spread (basis points)
362bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
84,000.00
 $      83,439
0.02%



DWS Strategic Income Fund
DWS
383,000.00
 $    380,442
0.08%



Total

467,000
 $    463,880
0.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AVQ2
3137EABY4
00163XAN0
Issuer
FANNIE MAE
FREDDIE MAC
AMB PROPERTY L.P.
Underwriters
Barclays Capital, JP Morgan, UBS Securities, Banc
of America Securities LLC, Deutsche Bank
Securities, Goldman Sachs, Williams Capital
Group
JP Morgan, Morgan Stanley, UBS Securities
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 1.75% 03/23/11
FHLMC 2.125% 03/23/12
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/26/2009
2/17/2009
4/28/2008
Total amount of offering sold to QIBs
15,000,000,000
10,000,000,000
325,000,000
Total amount of any concurrent public offering
0
0
0
Total
15,000,000,000
10,000,000,000
325,000,000
Public offering price
99.897
99.636
99.853
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.06%
0.08%
0.60%
Rating
Aaa/AAA
Aaa/AAAe
Baa1/BBB
Current yield
1.75%
2.13%
6.31%
Benchmark vs Spread (basis points)
68bp
88bp
320bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS






DWS GNMA Fund
DWS
20,000,000
 $               19,979,400
0.13%
0.75%
1.48%
3/31/2009
DWS Government & Agency Securities VIP
DWS
2,000,000
 $                 1,997,940
0.01%
0.75%
1.68%
3/31/2009
DWS Short Duration Fund
DWS
3,200,000
 $                 3,196,704
0.02%
0.75%
1.36%
3/31/2009
DWS Short Duration Plus Fund
DWS
28,800,000
 $               28,770,336
0.19%
0.75%
0.77%
3/31/2009
DWS Strategic Government Securities Fund
DWS
20,000,000
 $               19,979,400
0.13%
0.75%
1.91%
3/31/2009
Total

74,000,000
 $               73,923,780
0.48%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AWK4


Issuer
Fannie Mae


Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Cabrera Capital
Markets, Credit Suisse, FTN Financial,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 1.875% 04/20/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/2/2009


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.874


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.08%


Rating
Aaa/AAA


Current yield
99.87%


Benchmark vs Spread (basis points)
74bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
11,430,000.00
 $11,415,598
0.29%



DWS Government & Agency Securities VIP
DWS
1,145,000.00
 $  1,143,557
0.03%



DWS Short Duration Fund
DWS
515,000.00
 $     514,351
0.01%



DWS Short Duration Plus Fund
DWS
5,200,000.00
 $  5,193,448
0.13%



DWS Strategic Government Securities Fund
DWS
12,570,000.00
 $12,554,162
0.31%



Total

30,860,000
 $30,821,116
0.77%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4
057224AX5
037411AU9
Issuer
FOREST OIL CORPORATION
BAKER HUGHES INCORPORATED
APACHE CORPORATION
Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Wachovia
Securities, BNP Paribas, Scotia Capital, TD
Securities
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets, Morgan
Stanley, UBS Securities, UniCredit Capital
Markets
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FST 8.5% 02/15/14
BHI 6.5% 11/15/13
APA 6% 09/15/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
10/23/2008
9/26/2008
Total amount of offering sold to QIBs
600,000,000
500,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
500,000,000
400,000,000
Public offering price
95.150
99.762
99.476
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.95%
0.60%
0.60%
Rating
B1/BB-
A2/A
A3/A-
Current yield
8.93%
6.52%
6.03%
Benchmark vs Spread (basis points)
801bp
400bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,270,000.00
 $                 1,208,405
0.21%
-2.52%
-2.61%
3/31/2009
DWS High Income Plus Fund
DWS
245,000.00
 $                   233,118
0.04%
-2.52%
-2.20%
3/31/2009
DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%
-2.52%
-3.53%
3/31/2009
DWS High Income VIP
DWS
170,000.00
 $                   161,755
0.03%
-2.52%
-3.09%
3/31/2009
DWS Strategic Income Fund
DWS
70,000.00
 $                     66,605
0.01%
-2.52%
-0.58%
3/31/2009
DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%
-2.52%
-0.16%
3/31/2009
Total

1,885,000
 $                 1,793,578
0.32%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35804GAF5
06050BAG68
06406HBK4
Issuer
FRESENIUS US FINANCE
BANK OF AMERICA
BANK OFNEW YORK MELLON
Underwriters
Deutsche Bank Securities, BNP Paribas, Bank of
New York, Calyon, Citigroup, Comerica
Securities, Credit Suisse, Daiwa Securities,
Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial
Markets, Keybanc Capital Markets
Banc of America Securities LLC
Banc of America Securities LLC, Morgan Stanley,
Bank of New York, BNP Paribas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FREGR 9% 07/15/15
BAC 2.1% 04/30/12
BK 5.125% 08/27/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2009
1/27/2009
8/20/2008
Total amount of offering sold to QIBs
500,000,000
6,000,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
6,000,000,000
750,000,000
Public offering price
93.076
99.970
99.647
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.30%
0.05%
Rating
Ba1/BB
Aaa/AAA
Aa2/AA-
Current yield
9.67%
2.10%
5.14%
Benchmark vs Spread (basis points)
791bp
97bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
255,000.00
 $                   237,344
0.05%
11.74%
-0.46%
3/31/2009
DWS High Income Fund
DWS
2,000,000.00
 $                 1,861,520
0.40%
11.74%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
390,000.00
 $                   362,996
0.08%
11.74%
0.70%
3/31/2009
DWS Strategic Income Fund
DWS
125,000.00
 $                   116,345
0.03%
11.74%
-0.09%
3/31/2009
DWS Strategic Income Trust
DWS
50,000.00
 $                     46,538
0.01%
11.74%
1.75%
3/31/2009
DWS Multi Market Income Trust
DWS
180,000.00
 $                   167,537
0.04%
11.74%
1.92%
3/31/2009
Total

3,000,000
 $                 2,792,280
0.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAA6


Issuer
Frontier Communications


Underwriters
Citigroup, Credit Suisse, JP Morgan,
Deutsche Bank Securities, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
FTR 8.25% 05/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/3/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
91.805


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba2/BB


Current yield
8.99%


Benchmark vs Spread (basis points)
858bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,405,000.00
 $ 1,289,860
0.23%



DWS High Income Plus Fund
DWS
345,000.00
 $    316,727
0.06%



DWS High Income Trust
DWS
755,000.00
 $    693,128
0.13%



DWS High Income VIP
DWS
190,000.00
 $    174,430
0.03%



DWS Multi Market Income Trust
DWS
140,000.00
 $    128,527
0.02%



DWS Strategic Income Fund
DWS
105,000.00
 $      96,395
0.02%



DWS Strategic Income Trust
DWS
40,000.00
 $      36,722
0.01%



DWS Strategic Income VIP
DWS
20,000.00
 $      18,361
0.00%



Total

3,000,000
 $ 2,754,150
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36967HAL1
02003MBQ6
12572QAD79
Issuer
GENERAL ELECTRIC CAPITAL
CORPORATION
ALLSTATE  LF GLOBAL FIXED INCOME
TRUST
CME GROUP INCORPORATED
Underwriters
Citigroup, Credit Suisse, Goldman Sachs, JP
Morgan, Morgan Stanley, Deutsche Bank
Securities, HSBC Securities, RBS Greenwich
Capital, Blaylock & Partners, Castle Oak
Securities, Ramirez & Company, Utendahl Capital
Partners, Williams Capital Group
Merrill Lynch, Morgan Stanley, Banc of America
Securities LLC, Goldman Sachs, JP Morgan,
Lehman Brothers, UBS Securities, Wachovia
Capital Markets
Banc of America Securities LLC, Barclays Capital,
Lloyds Bank PLC, UBS Securities, BMO Capital
Markets, Mitsubishi UFJ Securities, PNC Capital
Markets, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GE 1.8% 03/11/11
ALL 5.375% 04/30/13
CME 5.75% 02/15/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2009
4/24/2008
2/4/2009
Total amount of offering sold to QIBs
4,000,000,000
1,750,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
4,000,000,000
1,750,000,000
750,000,000
Public offering price
99.969
99.900
99.839
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.35%
0.46%
Rating
A2/A+
A1/AA-
Aa3/AA
Current yield
5.02%
5.38%
5.76%
Benchmark vs Spread (basis points)
310bp
230bp
387bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
20,000,000.00
 $               19,993,800
0.50%
0.19%
0.94%
3/26/2009
DWS Government & Agency Securities VIP
DWS
2,000,000.00
 $                 1,999,380
0.05%
0.19%
1.04%
3/26/2009
DWS Strategic Government Securities Fund
DWS
20,000,000.00
 $               19,993,800
0.50%
0.19%
0.95%
3/26/2009
Total

42,000,000
 $               41,986,980
1.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
370334BH6
485188AH9
485188AG1
Issuer
GENERAL MILLS INCORPORATED
KANSAS CITY SOUTHERN RAILWAY
KANSAS CITY SOUTHERN RAILWAY
Underwriters
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, Citigroup, Wells Fargo Securities, Banc of
America Securities LLC, Barclays Capital, Credit
Suisse, Mitsubishi UFJ Securities, Williams
Capital
Banc of America Securities LLC, Morgan Stanley,
Scotia Capital, BMO Capital Markets, Suntrust
Capital Markets
Banc of America Securities LLC, Morgan Stanley,
BMO Capital Markets, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GIS 5.65% 02/15/19
KSU 13% 12/15/13
KSU 8% 06/01/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/29/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
1,150,000,000
190,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,150,000,000
190,000,000
275,000,000
Public offering price
99.914
88.41
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
2.00%
2.00%
Rating
Baa1/BBB+
B2/BB-
B2/BB-
Current yield
5.66%
14.71%
8.00%
Benchmark vs Spread (basis points)
287bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
705,000.00
 $                   704,394
0.06%
2.70%
0.76%
2/10/2009
DWS Strategic Income VIP
DWS
175,000.00
 $                   174,850
0.02%
2.70%
0.40%
2/10/2009
Total

880,000
 $                   879,243
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
371559105


Issuer
Genesee & Wyoming


Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Bear Stearns, Credit Suisse, Schroder & Company


Years of continuous operation, including predecessors
> 3 years


Ticker
GWR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/16/2009


Total dollar amount of offering sold to QIBs
 $                               4,600,000


Total dollar amount of any concurrent public offering
 $                                 -


Total
 $                             4,600,000


Public offering price
 $                              24.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                              0.74


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Mid Cap Growth Fund
DWS
41,700
 $            1,021,650.00
0.91%



DWS All Cap Growth VIP
DWS
2,200
 $                 53,900.00
0.05%



DWS Small Cap Growth Fund
DWS
7,800
 $               191,100.00
0.17%



DWS Small Cap Growth VIP
DWS
7,400
 $                   181,300
3.94%



Total

59,100
 $                 1,447,950
5.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
37331NAA9


Issuer
Georgia-Pacific


Underwriters
Banc of America Securities, Citigroup,
JP Morgan, Morgan Stanley, RBS
Greenwich Capital, BNP Paribas,
Credit Suisse, Deutsche Bank
Securities, HSBC Securities, KBC
Financial, Mitsubishi UFJ, Mizuho
Securities, Scotia Capital, SG
Americas, SunTrust Robinson


Years of continuous operation, including predecessors
> 3 years


Security
GP 8.25% 05/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/20/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
96.155


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba3/BB-


Current yield
8.58%


Benchmark vs Spread (basis points)
663bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,285,000
 $ 1,235,592
0.17%



DWS High Income Plus Fund
DWS
350,000
 $    336,543
0.05%



DWS High Income Trust
DWS
245,000
 $    235,580
0.03%



DWS High Income VIP
DWS
110,000
 $    105,771
0.01%



DWS Multi Market Income Trust
DWS
310,000.00
 $    298,081
0.04%



DWS Strategic Income Fund
DWS
100,000
 $      96,155
0.01%



DWS Strategic Income Trust
DWS
85,000.00
 $      81,732
0.01%



DWS Strategic Income VIP
DWS
15,000
 $      14,423
0.00%



Total

2,500,000
 $ 2,403,875
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
382550AZ4


Issuer
Goodyear Tire


Underwriters
Citigroup, Goldman Sachs, JP Morgan,
BNP Paribas, Calyon, HSBC
Securities, Morgan Stanley, Natixis
Bleichroeder, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
GT 10.5% 05/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
95.846


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B+


Current yield
10.96%


Benchmark vs Spread (basis points)
877bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,131
0.00%



DWS Balanced VIP
DWS
10,000.00
 $       9,585
0.00%



DWS High Income Fund
DWS
1,780,000.00
 $ 1,706,059
0.18%



DWS High Income Plus Fund
DWS
370,000.00
 $    354,630
0.04%



DWS High Income Trust
DWS
205,000.00
 $    196,484
0.02%



DWS High Income VIP
DWS
225,000.00
 $    215,654
0.02%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,169
0.00%



DWS Multi Market Income Trust
DWS
160,000.00
 $    153,354
0.02%



DWS Strategic Income Fund
DWS
120,000.00
 $    115,015
0.01%



DWS Strategic Income Trust
DWS
40,000.00
 $      38,338
0.00%



DWS Strategic Income VIP
DWS
25,000.00
 $      23,962
0.00%
5.38%
4.34%
6/30/2009
Total

3,000,000
 $ 2,875,380
0.30%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AX9
832110AL4
41929235
Issuer
HALLIBURTON COMPANY
SMITH INTERNATIONAL INCORPORATED
SMITH INTERNATIONAL INCORPORATED
Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Credit Suisse,
JP Morgan, Mitsubishi UFJ Securities, Banc of
America Securities LLC, Goldman Sachs, Morgan
Stanley, UBS Securities, DnB Nor Bank, Lloydds
TBS Bank, Scotia Capital, Standard Chartered
Bank
Banc of America Securities LLC, Calyon, JP
Morgan, Wachovia Securities, DnB Nor Markets,
Fortis Securities
Banc of America Securities LLC, Calyon, JP
Morgan, Wachovia Securities, DnB Nor Markets,
Fortis Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HAL 6.15% 09/15/19
SII 9.75% 03/15/19
SII 8.625
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2009
3/16/2009
3/16/2009
Total amount of offering sold to QIBs
1,000,000,000
700,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
700,000,000
300,000,000
Public offering price
99.656
99.952
99.672
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.60%
Rating
A2/A
Baa1/BBB+
Baa1/BBB+
Current yield
6.17%
9.76%
8.65%
Benchmark vs Spread (basis points)
320bp
680bp
680bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
385,000.00
 $                   383,676
0.04%
1.96%
5.22%
3/31/2009
DWS Strategic Income Trust
DWS
115,000.00
 $                   114,604
0.01%
1.96%
5.10%
3/31/2009
DWS Strategic Income Fund
DWS
280,000.00
 $                   279,037
0.03%
1.96%
3.30%
3/31/2009
DWS Strategic Income  VIP
DWS
60,000.00
 $                     59,794
0.01%
1.96%
3.62%
3/31/2009
Total

840,000
 $                   837,110
0.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
413622AA9


Issuer
Harrah's Entertainment Incorporated


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Credit
Suisse, Goldman Sachs, Morgan
Stanley, Citigroup


Years of continuous operation, including predecessors
> 3 years


Security
HET 11.25% 06/01/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/27/2009


Total amount of offering sold to QIBs
1,375,000,000


Total amount of any concurrent public offering
0


Total
1,375,000,000


Public offering price
96.225


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/B


Current yield
9.53%


Benchmark vs Spread (basis points)
857bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
4,200,000.00
 $  4,041,450
0.31%



DWS High Income Plus Fund
DWS
865,000.00
 $     832,346
0.06%



DWS High Income Trust
DWS
500,000.00
 $     481,125
0.04%



DWS High Income VIP
DWS
545,000.00
 $     524,426
0.04%



DWS Multi Market Income Trust
DWS
440,000.00
 $     423,390
0.03%



DWS Strategic Income Fund
DWS
330,000.00
 $     317,543
0.02%



DWS Strategic Income Trust
DWS
120,000.00
 $     115,470
0.01%



Total

7,000,000
 $  6,735,750
0.51%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
404119BE8


Issuer
HCA


Underwriters
Banc of America Securities, Citigroup,
Deutsche Bank Securities, Goldman
Sachs & Co, JP Morgan, Barclays
Capital, Credit Suisse, Mizuho
Securities USA, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
HCA 8.5% 04/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/15/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
96.755


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.17%


Rating
Ba3/BB


Current yield
8.79%


Benchmark vs Spread (basis points)
624bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $ 2,955,865
0.20%



DWS High Income Plus Fund
DWS
635,000.00
 $    614,394
0.04%



DWS High Income Trust
DWS
335,000.00
 $    324,129
0.02%



DWS High Income VIP
DWS
390,000.00
 $    377,345
0.03%



DWS Multi Market Income Trust
DWS
270,000.00
 $    261,239
0.02%



DWS Strategic Income Fund
DWS
200,000.00
 $    193,510
0.01%



DWS Strategic Income Trust
DWS
70,000.00
 $      67,729
0.00%



DWS Strategic Income VIP
DWS
45,000.00
 $      43,540
0.00%



Total

5,000,000
 $ 4,837,750
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
44841PAA3


Issuer
Hutchison Whamp International


Underwriters
Deutsche Bank Securities, HSBC
Holdings, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
HUWHY 7.625% 04/09/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/6/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.676


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
A3/A-


Current yield
7.65%


Benchmark vs Spread (basis points)
475bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
420,000.00
 $    418,639
0.03%



DWS Strategic Income Fund
DWS
1,890,000.00
 $ 1,883,876
0.13%



Total

2,310,000
 $ 2,302,516
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
45687AAE2
485188AH9
485188AG1
Issuer
INGERSOLL RAND GLOBAL HOLDING COMPANY
KANSAS CITY SOUTHERN RAILWAY
KANSAS CITY SOUTHERN RAILWAY
Underwriters
Credit Suisse, Goldman Sachs, JP Morgan, Banc of
America Securities LLC, BNP Paribas, Citigroup,
Deutsche Bank Securities, Greenwich Capital Markets,
HSBC Securities, Mitsubishi UFJ Securities, Mizuho
Securities, Royal Bank of Scotland
Banc of America Securities LLC, Morgan Stanley,
Scotia Capital, BMO Capital Markets, Suntrust
Capital Markets
Banc of America Securities LLC, Morgan Stanley,
BMO Capital Markets, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
IR 9.5% 04/15/14
KSU 13% 12/15/13
KSU 8% 06/01/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/31/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
655,000,000
190,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
655,000,000
190,000,000
275,000,000
Public offering price
99.992
88.405
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
2.00%
2.00%
Rating
Baa1/BBB+
B2/B+
B2/B+
Current yield
9.50%
14.71%
8.00%
Benchmark vs Spread (basis points)
783bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
 $                            189,985
0.03%
1.46%
0.00%
3/31/2009
DWS Short Duration Plus Fund
DWS
1,930,000
 $                          1,929,846
0.29%
1.46%
0.00%
3/31/2009
DWS Strategic Income fund
DWS
1,040,000
 $                          1,039,917
0.16%
1.46%
0.00%
3/31/2009
DWS Strategic Income VIP
DWS
230,000
 $                            229,982
0.04%
1.46%
0.00%
3/31/2009
Total

3,390,000
 $                          3,389,729
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
494550BB1


Issuer
Kinder Morgan Energy


Underwriters
Citigroup, JP Morgan, Wachovia, Banc
of America Securities, Barclays
Capital, Commerzbank Capital,
Deutsche Bank Securities, Goldman
Sachs, Mitsubishi UFJ, Morgan
Stanley, RBS Securities, SunTrust
Robinson


Years of continuous operation, including predecessors
> 3 years


Security
KMP 6.85% 02/15/2020


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.669


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB


Current yield
6.87%


Benchmark vs Spread (basis points)
362bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
2,360,000
 $ 2,352,188
0.34%



DWS Lifecycle Long Range Fund
DWS
375,000
 $    373,759
0.05%



DWS Strategic Income Fund
DWS
1,420,000
 $ 1,415,300
0.20%



DWS Strategic Income VIP
DWS
320,000
 $    318,941
0.05%



DWS Strategic Income Trust
DWS
640,000
 $    637,882
0.09%



Total

5,115,000
 $ 5,098,069
0.73%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500630BQ0
45031UBG5
4165X0NR7
Issuer
KOREA DEVELOPMENT BANK
ISTAR FINANCIAL INC
HARTFORD LIFE INSURANCE
Underwriters
BNP Paribas, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, Royal Bank of Scotland
Banc of America Securities LLC,  Citigroup, JP
Morgan
Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
KDB 8 01/23/14
SFI 8.625 06/0/13
HIG 4.25 12/15/11
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/16/2009
5/27/2008
6/2/2008
Total amount of offering sold to QIBs
2,000,000,000
750,000,000
4,655,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
750,000,000
4,655,000
Public offering price
99.145
99.495
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.60%
0.63%
Rating
A2/A
B2/BB
A2/A
Current yield
8.07%
8.67%
4.25%
Benchmark vs Spread (basis points)
675bp
567bp
157bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
855,000
 $                   847,690
0.04%
0.20%
0.80%
1/30/2009
DWS Short Duration Plus Fund
DWS
7,715,000.00
 $                 7,649,037
0.39%
0.20%
0.88%
1/30/2009
DWS Strategic Income VIP
DWS
515,000.00
 $                   510,597
0.03%
0.20%
-0.80%
1/30/2009
DWS Strategic Income Fund
DWS
2,055,000.00
 $                 2,037,430
0.10%
0.20%
-0.50%
1/30/2009
Total

11,140,000
 $               11,044,753
0.56%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
549271AG9
009163AA4
61166WAF8
Issuer
LUBRIZOL CORPORATION
AIR PRODUCTS & CHEMICALS
MONSANTO COMPANY
Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Keybanc Capital Markets, Mitsubishi UFJ
Securities, PNC Securities, RBS Greenwich
Capital
Barclays Capital, Goldman Sachs
Citigroup, Goldman Sachs, JP Morgan, Merrill
Lynch, RBS Greenwich Capital, Banc of America
Securities LLC, Barclays Capital, BNY Capital
Markets, Calyon, Fifth Third Bank, HVB Capital
Markets, KBC Bank, Lazard Capital Markets,
Rabo Securities, Santander Investment Securities,
SG Americas Securities, Williams Capital Group
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LZ 8.875% 02/01/19
APD 4.15% 02/01/13
MON 5.125 04/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/22/2009
2/1/2008
4/10/2008
Total amount of offering sold to QIBs
500,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
300,000,000
300,000,000
Public offering price
99.256
99.82
99.68
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.35%
0.88%
Rating
Baa2/BBB
A2/A
A2/A+
Current yield
8.94%
4.16%
5.14%
Benchmark vs Spread (basis points)
640bp
150bp
165bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
600,000.00
 $                   595,536
0.12%
4.02%
0.67%
3/31/2009
DWS Strategic Income VIP
DWS
150,000.00
 $                   148,884
0.03%
4.02%
0.70%
3/31/2009
Total

750,000
 $                   744,420
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert & Company, Natcity Investments,
Scotia Capital, SG Americas Securities, US
Bancorp


Years of continuous operation, including predecessors
> 3 years


Security
MRO 6.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.585


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
6.53%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balance Fund
DWS
1,000,000
 $                   995,850
0.14%



DWS Balanced VIP
DWS
250,000
 $                   248,963
0.04%



DWS Bond VIP
DWS
750,000
 $                   746,888
0.11%



DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,991,700
0.29%



DWS Short Duration Fund
DWS
340,000.00
 $                   338,589
0.05%



DWS Short Duration Plus Fund
DWS
3,080,000.00
 $                 3,067,218
0.44%



Total

7,420,000
 $                 7,389,207
1.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AH9
037411AU9
247916AB5
Issuer
MARATHON OIL CORPORATION
APACHE CORPORATION
DENBURY RESOURCES INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert, Natcity Investments, Scotia Capital,
SG Americas Securities, US Bancorp Investments
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, JP Morgan,
BBVA Securities, Calyon, Comerica Securities,
Fortis Securities, Keybanc Capital Markets, Scotia
Capital, US Bancorp Investments, Wachovia
Capital Markets
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MOR 7.5% 02/15/19
APA 6% 09/15/13
DNR 9.75% 03/01/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
9/26/2008
2/10/2009
Total amount of offering sold to QIBs
800,000,000
400,000,000
420,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
400,000,000
420,000,000
Public offering price
99.296
99.476
92.82
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
2.00%
Rating
Baa1/BBB+
A3/A-
B1/BB
Current yield
7.55%
6.03%
10.51%
Benchmark vs Spread (basis points)
487bp
310bp
890bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
3,320,000.00
 $                 3,296,627
0.42%
-0.30%
-2.72%
3/26/2009
DWS Core Fixed Income VIP
DWS
495,000.00
 $                   491,515
0.06%
-0.30%
-1.98%
3/26/2009
DWS Lifecycle Long Range Fund
DWS
470,000.00
 $                   466,691
0.06%
1.46%
-2.81%
3/31/2009
DWS Strategic Income Fund
DWS
820,000.00
 $                   814,227
0.10%
1.46%
-0.58%
3/31/2009
DWS Strategic Income VIP
DWS
180,000.00
 $                   178,733
0.02%
1.46%
-0.31%
3/31/2009
Total

5,285,000
 $                 5,247,794
0.66%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AQ9
008117AM5
444859AY8
Issuer
MEDTRONIC INCORPORATED
AETNA INCORPORATED
HUMANA INCORPORATED
Underwriters
Deutsche Bank Securities, JP Morgan
Banc of America Securities LLC, Citigroup, JP
Morgan
Banc of America Securities LLC, Citigroup, JP
Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MDT 6.5% 03/15/39
AET 6.5% 09/15/18
HUM 7.2% 06/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2009
9/9/2008
6/2/2008
Total amount of offering sold to QIBs
300,000,000
500,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
500,000,000
500,000,000
Public offering price
99.750
99.716
99.891
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.65%
0.65%
Rating
A1/AA-
A3/A-
Baa3/BBB
Current yield
6.52%
6.52%
7.21%
Benchmark vs Spread (basis points)
295bp
295bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS  Strategic Income Fund
DWS
820,000.00
 $                   817,950
0.27%
0.25%
0.52%
3/12/2009
DWS Strategic Income VIP
DWS
180,000.00
 $                   179,550
0.06%
0.25%
0.83%
3/12/2009
Total

1,000,000
 $                   997,500
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BF7


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Greenwich
Capital, Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 10.375% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.184


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B


Current yield
10.68%


Benchmark vs Spread (basis points)
918bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
35,000.00
 $      34,014
0.01%



DWS High Income Fund
DWS
1,480,000.00
 $ 1,438,323
0.23%



DWS High Income Plus Fund
DWS
305,000.00
 $    296,411
0.05%



DWS High Income Trust
DWS
175,000.00
 $    170,072
0.03%



DWS High Income VIP
DWS
190,000.00
 $    184,650
0.03%



DWS Multi Market Income Trust
DWS
145,000.00
 $    140,917
0.02%



DWS Strategic Income Fund
DWS
105,000.00
 $    102,043
0.02%



DWS Strategic Income Trust
DWS
40,000.00
 $      38,874
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $      24,296
0.00%



Total

2,500,000
 $ 2,429,600
0.38%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BG5


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Securities,
Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 11.125% 11/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
97.344


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B1/B


Current yield
11.43%


Benchmark vs Spread (basis points)
918bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,805
0.01%



DWS High Income Fund
DWS
1,795,000.00
 $ 1,747,325
0.21%



DWS High Income Plus Fund
DWS
370,000.00
 $    360,173
0.04%



DWS High Income Trust
DWS
200,000.00
 $    194,688
0.02%



DWS High Income VIP
DWS
230,000.00
 $    223,891
0.03%



DWS Multi Market Income Trust
DWS
170,000.00
 $    165,485
0.02%



DWS Strategic Income Fund
DWS
120,000.00
 $    116,813
0.01%



DWS Strategic Income Trust
DWS
45,000.00
 $      43,805
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $      24,336
0.00%



Total

3,000,000
 $ 2,920,320
0.35%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
65409QAW2


Issuer
Nielsen Finance


Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, JP Morgan,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
VNU 11.5% 05/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/24/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
92.173


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Caa1/B-


Current yield
12.48%


Benchmark vs Spread (basis points)
1047bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,220,000.00
 $ 1,124,511
0.24%



DWS High Income Plus Fund
DWS
255,000.00
 $    235,041
0.05%



DWS High Income Trust
DWS
135,000.00
 $    124,434
0.03%



DWS High Income VIP
DWS
150,000.00
 $    138,260
0.03%



DWS Multi Market Income Trust
DWS
110,000.00
 $    101,390
0.02%



DWS Strategic Income Fund
DWS
80,000.00
 $      73,738
0.02%



DWS Strategic Income Trust
DWS
30,000.00
 $      27,652
0.01%



DWS Strategic Income VIP
DWS
20,000.00
 $      18,435
0.00%



Total

2,000,000
 $ 1,843,460
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
69073TAM5


Issuer
Owens-Brockway


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BNP Paribas, Calyon
Securities, Citigroup, HSBC Securities,
Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
69073TAM5


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.724


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba3/BB


Current yield
7.63%


Benchmark vs Spread (basis points)
527bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $       7,200
0.01%



DWS Balanced VIP
DWS
10,000.00
 $       1,600
0.00%



DWS High Income Fund
DWS
1,770,000.00
 $ 1,712,015
0.30%



DWS High Income Plus Fund
DWS
370,000.00
 $    357,879
0.06%



DWS High Income Trust
DWS
205,000.00
 $    198,284
0.03%



DWS High Income VIP
DWS
230,000.00
 $    222,465
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,345
0.00%



DWS Multi Market Income Trust
DWS
160,000.00
 $    154,758
0.03%



DWS Strategic Income Fund
DWS
120,000.00
 $    116,069
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $      43,526
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $      24,181
0.00%



Total

3,000,000
 $ 2,857,322
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
717081DB6
14149YAS7
66989HAA6
Issuer
PFIZER INCORPORATED
CARDINAL HEALTH INCORPORATED
NOVARTIS CAPITAL CORPORATION
Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, HSBC Securities, JP Morgan,
Mitsubishi UFJ Securities, RBS Greenwich
Capital, Santander Investment Securities, UBS
Securities
Banc of America Securities LLC
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Barclays Capital,
Credit Suisse, Morgan Stanley, UBS Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PFE 6.2% 03/15/19
CAH 5.50% 06/15/13
NOVART 4.125%
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2009
5/28/2008
2/4/2009
Total amount of offering sold to QIBs
3,250,000,000
300,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
3,250,000,000
300,000,000
2,000,000,000
Public offering price
99.899
99.637
99.897
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.55%
0.35%
Rating
Aa2/AAA
Baa2/BBB+
Aa2/AA-
Current yield
6.21%
5.52%
4.13%
Benchmark vs Spread (basis points)
325bp
225bp
225bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
325,000.00
 $                   324,672
0.01%
5.43%
1.11%
3/18/2009
DWS Core Fixed Income VIP
DWS
275,000.00
 $                   274,722
0.01%
5.43%
1.14%
3/18/2009
DWS Core Fixed Income Fund
DWS
2,500,000.00
 $                 2,497,475
0.08%
5.43%
1.31%
3/18/2009
DWS Balanced VIP
DWS
200,000.00
 $                   199,798
0.01%
5.43%
1.74%
3/18/2009
DWS Balanced Fund
DWS
775,000.00
 $                   774,217
0.02%
5.43%
1.71%
3/18/2009
DWS Core Plus Income Fund
DWS
925,000.00
 $                   924,066
0.03%
5.43%
1.27%
3/18/2009
Total

7,500,000
 $                 4,994,950
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAB8


Issuer
Principal Financial Group



Citigroup, Credit Suisse, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFG 7.875% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/18/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/BBB+


Current yield
8.88%


Benchmark vs Spread (basis points)
563bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
1,170,000.00
 $     175,500
0.33%



DWS BALANCED VIP
DWS
315,000.00
 $     315,000
0.09%



DWS BOND VIP
DWS
600,000.00
 $     600,000
0.17%



DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $  4,800,000
1.37%



DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $     525,000
0.15%



DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $  1,690,000
0.48%



DWS SHORT DURATION FUND
DWS
960,000.00
 $     960,000
0.27%



DWS SHORT DURATION PLUS FUND
DWS
11,540,000.00
 $11,540,000
3.30%



Total

21,600,000
 $20,605,500
6.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAD4


Issuer
Principal Financial Group



Citigroup, Credit Suisse, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFG 8.875% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/18/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/BBB+


Current yield
8.88%


Benchmark vs Spread (basis points)
563bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,640,000.00
 $  1,640,000
0.47%



DWS Strategic Income VIP
DWS
360,000.00
 $     360,000
0.10%



Total

2,000,000
 $  2,000,000
0.57%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
144141CZ9
461070AF1
055482AJ2
Issuer
PROGRESS ENERGY CAROLINA
INTERSTATE POWER & LIGHT
BJ SERVICES COMPANY
Underwriters
Citigroup, Goldman Sachs, RBS Greenwich
Capital, Bank of New York, Deutsche Bank
Securities, KBC Group NV, Scotia Capital Inc,
UBS Securities, Williams Capital Group LP
Barclays Capital, Citigroup, JP Morgan, Bank of
New York, Lazare LLC, RBS Greenwich Capital
Citigroup, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PGN 5.3% 01/15/19
LNT 7.25% 10/01/18
BJS 6% 06/01/08
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/8/2009
10/1/2008
5/14/2008
Total amount of offering sold to QIBs
600,000,000
250,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
250,000,000
250,000,000
Public offering price
99.908
99.129
99.543
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
A2/A-
A3/BBB+
Baa1
Current yield
5.31%
7.31%
6.03%
Benchmark vs Spread (basis points)
285bp
358bp
212bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
690,000.00
 $                   689,365
0.12%
3.61%
-0.50%
1/15/2009
DWS Strategic Income VIP
DWS
170,000.00
 $                   169,844
0.03%
3.61%
-0.79%
1/15/2009
Total

860,000
 $                   859,209
0.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74837RAF1


Issuer
Quicksilver Resources Inc


Underwriters
BNP Paribas, Deutsche Bank
Securities, Credit Suisse, JP Morgan,
Scotia Capital, Calyon Securities USA,
RBS Securities, TD Securities,
Wedbush Morgan Securities, BBVA
Securities, CIBC World Markets,
Comerica Securities, Daiwa Securities
America, Keybanc Capital Markets, SG
Americas Securities LLC, US Bancorp
Investments, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
KWK 11.75% 01/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse International


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/18/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.717


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
12.15%


Benchmark vs Spread (basis points)
1116bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,095,000.00
 $ 2,993,391
0.52%



DWS High Income Plus Fund
DWS
915,000.00
 $    884,961
0.15%



DWS Multi Market Income Trust
DWS
565,000.00
 $    546,451
0.09%



DWS Strategic Income Fund
DWS
255,000.00
 $    246,628
0.04%



DWS Strategic Income Trust
DWS
155,000.00
 $    149,911
0.03%



DWS Strategic Income VIP
DWS
15,000.00
 $      14,508
0.00%



Total

5,000,000
 $ 4,835,850
0.83%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74913GAU9


Issuer
Qwest Corporation


Underwriters
Banc of America Securities, JP
Morgan, Morgan Stanley, Wachovia,
Barclays Capital, Credit Suisse,
Deutsche Bank Securities, Goldman
Sachs & Co, UBS Securities, US Bank


Years of continuous operation, including predecessors
> 3 years


Security
QUS 8.375% 05/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/7/2009


Total amount of offering sold to QIBs
810,500,000


Total amount of any concurrent public offering
0


Total
810,500,000


Public offering price
92.498


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.19%


Rating
Ba1/BBB-


Current yield
9.05%


Benchmark vs Spread (basis points)
745










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,185,000.00
 $ 1,096,101
0.15%



DWS High Income Plus Fund
DWS
420,000.00
 $    388,492
0.05%



DWS High Income Trust
DWS
30,000.00
 $      27,749
0.00%



DWS High Income VIP
DWS
255,000.00
 $    235,870
0.03%



DWS Lifecycle Long Range Fund
DWS
340,000.00
 $    314,493
0.04%



DWS Multi Market Income Trust
DWS
90,000.00
 $      83,248
0.01%



DWS Strategic Income Trust
DWS
20,000.00
 $      18,500
0.00%



Total

2,340,000
 $ 2,164,453
0.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
750753AB1


Issuer
RailAmerica Inc


Underwriters
Citigroup, JP Morgan, Morgan Stanley,
Wachovia, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
RAILAM 9.25% 07/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup Global Markets Limited


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/17/2009


Total amount of offering sold to QIBs
740,000,000


Total amount of any concurrent public offering
0


Total
740,000,000


Public offering price
95.923


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.96%


Rating
B1/BB-


Current yield
9.64%


Benchmark vs Spread (basis points)
113bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,970,000.00
 $ 2,848,913
0.40%



DWS HIGH INCOME PLUS FUND
DWS
605,000.00
 $    580,334
0.08%



DWS HIGH INCOME TRUST
DWS
350,000.00
 $    335,731
0.05%



DWS HIGH INCOME VIP
DWS
380,000.00
 $    364,507
0.05%



DWS MULTI MARKET INCOME TRUST
DWS
330,000.00
 $    316,546
0.04%



DWS STRATEGIC INCOME FUND
DWS
230,000.00
 $    220,623
0.03%



DWS STRATEGIC INCOME TRUST
DWS
90,000.00
 $      86,331
0.01%



DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      43,165
0.01%



Total

5,000,000
 $ 4,796,150












^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
75886AAC2


Issuer
Regency Energy Partners


Underwriters
Barclays Capital, Morgan Stanley,
Wachovia, BBVA Securities,
Citigroup, Comerica Securities,
Deutsche Bank Securities, Raymond
James, RBS Greenwich, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
RGNC 9.375% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
94.496


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.92%


Benchmark vs Spread (basis points)
792bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
125,000.00
 $    118,120
0.05%



DWS High Income Fund
DWS
5,775,000.00
 $ 5,457,144
2.31%



DWS High Income Trust
DWS
590,000.00
 $    557,526
0.24%



DWS High Income Plus Fund
DWS
1,215,000.00
 $ 1,148,126
0.49%



DWS Multi Market Income Trust
DWS
650,000.00
 $    614,224
0.26%



DWS Strategic Income Fund
DWS
400,000.00
 $    377,984
0.16%



DWS Strategic Income Trust
DWS
175,000.00
 $    165,368
0.07%



DWS Strategic Income VIP
DWS
70,000.00
 $      66,147
0.03%



Total

9,000,000
 $ 8,504,640
3.60%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3


Issuer
Rio Tinto Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 8.95% 05/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
98.805


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
9.06%


Benchmark vs Spread (basis points)
752bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,225,000
 $  1,210,361
0.06%



DWS High Income Plus Fund
DWS
255,000
 $     251,953
0.01%



DWS High Income Trust
DWS
135,000
 $     133,387
0.01%



DWS High Income VIP
DWS
155,000
 $     153,148
0.01%



DWS Multi Market Income Trust
DWS
105,000
 $     103,745
0.01%



DWS Short Duration Fund
DWS
570,000
 $     563,189
0.03%



DWS Short Duration Plus Fund
DWS
5,680,000
 $  5,612,124
0.28%



DWS Strategic Income Fund
DWS
1,630,000
 $  1,610,522
0.08%



DWS Strategic Income Fund
DWS
80,000.00
 $      79,044
0.00%



DWS Strategic Income Trust
DWS
30,000.00
 $      29,642
0.00%



DWS Strategic Income VIP
DWS
360,000.00
 $     355,698
0.02%



DWS Strategic Income VIP
DWS
15,000.00
 $      14,821
0.00%



Total

10,240,000
 $10,117,632
0.51%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AH9


Issuer
Rio Tinto Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 9% 05/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
97.586


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa1/BBB+


Current yield
9.22%


Benchmark vs Spread (basis points)
658bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
610,000
 $    595,275
0.04%



DWS High Income Trust
DWS
65,000
 $      63,431
0.00%



DWS High Income VIP
DWS
80,000
 $      78,069
0.01%



DWS High Income Plus Fund
DWS
125,000
 $    121,983
0.01%



DWS Strategic Income VIP
DWS
10,000
 $       9,759
0.00%



DWS Strategic Income Fund
DWS
40,000
 $      39,034
0.00%



DWS Strategic Income Trust
DWS
15,000
 $      14,638
0.00%



DWS Multi Market Income Trust
DWS
55,000
 $      53,672
0.00%



DWS Strategic Income VIP
DWS
240,000.00
 $    234,206
0.02%



DWS Strategic Income Fund
DWS
1,050,000.00
 $ 1,024,653
0.07%



Total

2,290,000
 $ 2,234,719
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2
008117AM5
125509BK4
Issuer
ROCHE HOLDINGS INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities LLC, Citigroup, JP
Morgan
Banc of America Securities LLC, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW 4.5% 03/01/12
AET 6.5% 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
2,500,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,500,000,000
500,000,000
300,000,000
Public offering price
99.470
99.716
99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.65%
0.65%
Rating
Aa1/AA-
A3/A-
Baa2/BBB
Current yield
4.52%
6.52%
6.36%
Benchmark vs Spread (basis points)
335bp
295bp
275bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%
2.19%
-1.87%
2/27/2009
DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%
2.34%
-0.90%
3/31/2009
DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%
2.34%
-2.34%
3/31/2009
DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%
2.19%
-2.13%
2/27/2009
DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%
2.34%
0.65%
3/31/2009
DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%
2.34%
0.56%
3/31/2009
DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%
2.34%
0.55%
3/31/2009
DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%
2.34%
0.06%
3/31/2009
Total

14,640,000
 $               14,562,408
0.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AU6
008117AM5
125509BK4
Issuer
ROCHE HOLDINGS INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities LLC, Citigroup, JP
Morgan
Banc of America Securities LLC, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW 7% 03/01/39
AET 6.5 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
2,500,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,500,000,000
500,000,000
300,000,000
Public offering price
97.278
99.716
99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.65%
0.65%
Rating
Aa1/AA-
A3/A-
Baa2/BBB
Current yield
7.20%
6.52%
6.36%
Benchmark vs Spread (basis points)
365bp
295bp
275bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   972,780
0.04%
5.67%
0.00%
3/19/2009
DWS Balanced VIP
DWS
500,000
 $                   486,398
0.02%
5.67%
0.00%
3/19/2009
DWS Bond VIP
DWS
750,000
 $                   729,585
0.03%
4.68%
-0.55%
3/19/2009
DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,945,560
0.08%
4.68%
-0.52%
3/19/2009
DWS Global Bond Fund
DWS
1,000,000
 $                   972,780
0.04%
4.43%
-0.32%
3/19/2009
DWS Strategic Income Fund
DWS
1,365,000
 $                 1,327,845
0.05%
8.69%
-1.27%
2/26/2009
DWS Strategic Income VIP
DWS
300,000
 $                   291,834
0.01%
8.69%
-1.27%
2/26/2009
Total

6,915,000
 $                 6,726,782
0.28%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
816851AN9


Issuer
Sempra Energy


Underwriters
BNP Paribas, Citigroup, Deutsche
Bank Securities, Mitsubishi UFJ,
Wachovia, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
SRE 6.5% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.778


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.63%


Rating
Baa1/BBB+


Current yield
6.51%


Benchmark vs Spread (basis points)
387bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
625,000.00
 $    623,613
0.08%



DWS Balanced VIP
DWS
135,000.00
 $    134,700
0.02%



DWS Bond VIP
DWS
650,000.00
 $    648,557
0.09%



DWS Core Fixed Income Fund
DWS
2,600,000.00
 $ 2,594,228
0.35%



DWS Core Fixed Income Fund
DWS
1,700,000.00
 $ 1,696,226
0.23%



DWS Core Fixed Income VIP
DWS
290,000.00
 $    289,356
0.04%



DWS Multi Market Income Trust
DWS
785,000.00
 $    783,257
0.10%



DWS Strategic Income Trust
DWS
215,000.00
 $    214,523
0.03%



Total

7,000,000
 $ 6,984,460
0.93%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
827048AL39


Issuer
Siligan Holdings Incorporated


Underwriters
Banc of America Securities, Deutsche
Bank Securities, Morgan Stanley, BNP
Paribas, Rabo Securities, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
SLGN 7.25% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
97.280


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB+


Current yield
7.45%


Benchmark vs Spread (basis points)
504bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
80,000.00
 $      77,824
0.03%



DWS Balanced VIP
DWS
20,000.00
 $      19,456
0.01%



DWS High Income Fund
DWS
3,235,000.00
 $ 3,147,008
1.29%



DWS High Income Plus Fund
DWS
675,000.00
 $    656,640
0.27%



DWS High Income Trust
DWS
370,000.00
 $    359,936
0.15%



DWS High Income VIP
DWS
415,000.00
 $    403,712
0.17%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      29,184
0.01%



DWS Multi Market Income Trust
DWS
320,000.00
 $    311,296
0.13%



DWS Strategic Income Fund
DWS
220,000.00
 $    214,016
0.09%



DWS Strategic Income Trust
DWS
85,000.00
 $      82,688
0.03%



DWS Strategic Income VIP
DWS
50,000.00
 $      48,640
0.02%



Total

5,500,000
 $ 5,350,400
2.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
828807CB1
55616XAE7
58013MEG5
Issuer
Simon Property Group
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, UBS Securities,
Calyon Securities, ING Financial
Markets, Mitsubishi UFJ, RBC Capital
Markets Scotia Capital, US Bancorp
Investments
Banc of America Securities, Credit Suisse, JP
Morgan, BNY Mellon, Citigroup, Fifth Third
Securities, Loop Capital, Piper Jaffray, PNC
Capital Markets, Wells Fargo
Banc of America Securities, JP Morgan, ANZ
Securities, Barclays Capital, BNP Paribas,
Citigroup, Daiwa, Goldman Sachs, Greenwich
Capital Markets, HSBC Securities, ING Financial,
Mitsubishi UFJ, Mizuho Securities, Morgan
Stanley, Piper Jaffray, RBC Capital Markets,
Scotia Capital, SG Americas SunTrust Capital
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
SPG 6.75% 05/15/2014
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
600,000,000
650,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
650,000,000
400,000,000
Public offering price
98.960
99.911
99.966
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.63%
0.52%
Rating
A3/A-
Ba2/BB
A3/A
Current yield
6.82%
8.95%
5.00%
Benchmark vs Spread (basis points)
497bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
225,000.00
 $    222,660
0.04%
1.54%
2.52%
100.4804
DWS Balanced VIP
DWS
70,000.00
 $      69,272
0.01%
1.54%
2.65%
100.4804
DWS Bond VIP
DWS
240,000.00
 $    237,504
0.04%
1.54%
2.54%
100.4804
DWS Core Fixed Income Fund
DWS
945,000.00
 $    935,172
0.16%
1.54%
1.94%
100.4804
DWS Core Fixed Income VIP
DWS
105,000.00
 $    103,908
0.02%
1.54%
1.33%
100.4804
DWS Core Plus Income Fund
DWS
665,000.00
 $    658,084
0.11%
1.54%
2.47%
100.4804
DWS Global Bond Fund
DWS
250,000.00
 $    247,400
0.04%
1.54%
3.25%
100.4804
Total

2,500,000
 $ 2,474,000
0.42%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
85590AAM6


Issuer
Starwood Hotels & Resort


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BBVA Securities, Calyon
Securities, Citigroup, Credit Suisse,
Goldman Sachs, HSBC Securities,
Mizuho Securities, Morgan Stanley,
RBS Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
HOT 7.88% 10/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
96.285


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.38%


Rating
Ba1/BB


Current yield
8.18%


Benchmark vs Spread (basis points)
686bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
65,000
 $      62,585
0.01%



DWS Balanced VIP
DWS
20,000
 $      19,257
0.00%



DWS High Income Fund
DWS
2,975,000
 $ 2,864,479
0.60%



DWS High Income Plus Fund
DWS
615,000
 $    592,153
0.12%



DWS High Income Trust
DWS
340,000
 $    327,369
0.07%



DWS High Income VIP
DWS
370,000
 $    356,255
0.07%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,886
0.01%



DWS Multi Market Income Trust
DWS
270,000.00
 $    259,970
0.05%



DWS Strategic Income Fund
DWS
200,000
 $    192,570
0.04%



DWS Strategic Income Trust
DWS
70,000.00
 $      67,400
0.01%



DWS Strategic Income VIP
DWS
45,000
 $      43,328
0.01%



Total

5,000,000
 $ 4,814,250
1.00%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
872456AA6
00206RAP7
92343VAQ7
Issuer
Telecom Italia
AT&T Incorporated
Verizon Communications
Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia, Castleoak Securities, Loop Capital
Markets, Mitsubishi UFJ, Samual A Ramirez
Banc of America Securities,Citigroup, Credit
Suisse, Greenwich Capital Markets, Morgan
Stanley, UBS Securities, Barclays Capital,
Goldman Sachs, Merrill Lynch, Mitsubishi UFJ,
RBC Capital Markets, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
TITIM 7.175% 06/18/2019
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman, Sachs & Co.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/15/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa2/BBB
A2/A
A3/A
Current yield
5.73%
6.71%
8.80%
Benchmark vs Spread (basis points)
345bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
260,000.00
 $    260,000
0.03%
1.37%
0.44%
101.3695
DWS Balanced VIP
DWS
70,000.00
 $      70,000
0.01%
1.37%
0.45%
101.3695
DWS Bond VIP
DWS
275,000.00
 $    275,000
0.03%
1.37%
0.96%
101.3695
DWS Core Fixed Income Fund
DWS
1,050,000.00
 $ 1,050,000
0.11%
1.37%
1.26%
101.3695
DWS Core Fixed Income VIP
DWS
120,000.00
 $    120,000
0.01%
1.37%
0.97%
101.3695
DWS Core Plus Income Fund
DWS
750,000.00
 $    750,000
0.08%
1.37%
1.00%
101.3695
DWS Global Bond Fund
DWS
330,000.00
 $    330,000
0.03%
1.37%
1.71%
101.3695
DWS Strategic Income Fund
DWS
1,640,000.00
 $ 1,640,000
0.16%
1.37%
0.64%
101.3695
DWS Strategic Income VIP
DWS
360,000.00
 $    360,000
0.04%
1.37%
0.68%
101.3695
Total

4,855,000
 $ 4,855,000
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8


Issuer
Telecom Italia Capital


Underwriters
BNP Paribas, Goldman Sachs, JP
Morgan, Mitsubishi UFJ Securities
USA, Morgan Stanley, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
TITIM 6.175% 06/18/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
4.57%


Benchmark vs Spread (basis points)
345bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
270,000.00
 $    270,000
0.03%



DWS Balanced VIP
DWS
80,000.00
 $      80,000
0.01%



DWS Bond VIP
DWS
290,000.00
 $    290,000
0.03%



DWS Core Fixed Income Fund
DWS
1,120,000.00
 $ 1,120,000
0.11%



DWS Core Fixed Income VIP
DWS
130,000.00
 $    130,000
0.01%



DWS Core Plus Income Fund
DWS
790,000.00
 $    790,000
0.08%



DWS Global Bond Fund
DWS
320,000.00
 $    320,000
0.03%



DWS Short Duration Fund
DWS
510,000.00
 $    510,000
0.05%



DWS Short Duration Plus Fund
DWS
6,150,000.00
 $ 6,150,000
0.62%



Total

9,660,000
 $ 9,660,000
0.97%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87938WAH6


Issuer
Telefonica Emisiones SAU


Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, Morgan Stanley, BNP
Paribas, Calyon, Credit Suisse,
Mitsubishi UFJ Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
TELEFO 5.877% 7/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/22/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa1/A-


Current yield
5.88%


Benchmark vs Spread (basis points)
220bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
320,000.00
 $    320,000
0.03%



DWS Balanced VIP
DWS
90,000.00
 $      90,000
0.01%



DWS Bond VIP
DWS
345,000.00
 $    345,000
0.03%



DWS Core Fixed Income Fund
DWS
1,305,000.00
 $ 1,305,000
0.13%



DWS Core Fixed Income VIP
DWS
145,000.00
 $    145,000
0.01%



DWS Core Plus Income Fund
DWS
930,000.00
 $    930,000
0.09%



DWS Global Bond Fund
DWS
370,000.00
 $    370,000
0.04%



DWS Strategic Income Fund
DWS
760,000.00
 $    760,000
0.08%



DWS Strategic Income VIP
DWS
170,000.00
 $    170,000
0.02%



Total

4,435,000
 $ 4,435,000
0.44%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
880451AX7
057224AX5
037411AV7
Issuer
TENNESSEE GAS PIPELINE
BAKER HUGHES INCORPORATED
APACHE CORPORATION
Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, RBS Greenwich Capital
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets, Morgan
Stanley, UBS Securities, UniCredit Capital
Markets
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EP 8% 02/01/16
BHI 6.5% 11/15/13
APA 6.9% 0915/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/22/2009
10/23/2008
9/26/2008
Total amount of offering sold to QIBs
250,000,000
500,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
500,000,000
400,000,000
Public offering price
94.881
99.76
99.59
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.60%
0.65%
Rating
Baa3/BB
A2/A
A3/A-
Current yield
8.43%
6.52%
6.93%
Benchmark vs Spread (basis points)
692bp
400bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
790,000.00
 $                   749,560
0.32%
5.40%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
115,000.00
 $                   109,113
0.05%
5.40%
0.89%
3/31/2009
DWS High Income VIP
DWS
95,000.00
 $                     90,137
0.04%
5.40%
-0.46%
3/31/2009
Total

1,000,000
 $                   948,810
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAS7
758202AF2
00206RAP7
Issuer
TIME WARNER CABLE INCORPORATED
REED ELSEVIER CAPITAL
AT&T INCORPORATED
Underwriters
Banc of America Securities LLC, Barclays Capital,
BNP Paribas, Calyon, Citigroup, Daiwa Securities
America, Deutsche Bank Securities, Fortis
Securities, Goldman Sachs, HSBC Securities, JP
Morgan, Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS Greenwich
Capital, Scotia Capital, UBS Securities, Wachovia
Capital Markets
Barclays Capital, Citigroup, HSBC Securities, JP
Morgan
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia Capital Markets, Castle Oak Securities,
Loop Capital Markets, Mitsubishi UFJ Securities,
Samuel A Ramirez
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TWC 8.25% 04/01/19
7.75% 01/15/14
T 6.7% 11/15/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/23/2009
1/12/2009
11/12/2008
Total amount of offering sold to QIBs
2,000,000,000
550,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
550,000,000
1,500,000,000
Public offering price
99.348
99.744
99.829
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.35%
0.35%
Rating
Baa2/BBB
Baa1/BBB+
A2/A
Current yield
8.30%
7.77%
6.71%
Benchmark vs Spread (basis points)
570bp
637bp
437bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
2,360,000
 $                 2,344,613
0.12%
3.44%
0.85%
3/31/2009
DWS Strategic Income Trust
DWS
640,000
 $                   635,827
0.03%
3.44%
0.71%
3/31/2009
DWS Strategic Income Fund
DWS
1,140,000
 $                 1,132,567
0.06%
3.44%
0.17%
3/31/2009
DWS Strategic Income VIP
DWS
260,000
 $                   258,305
0.01%
3.44%
0.29%
3/31/2009
Total

4,400,000
 $                 4,371,312
0.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2
68268NAE3
278058DH2
Issuer
TRANS CANADA PIPELINES
ONEOK PARTNERS LP
EATON CORPORATION
Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities
SunTrust Robinson Humphrey, JP Morgan, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
US Bancorp Investments, Wedbush Morgan
Securities
Banc of America Securities LLC, Goldman Sachs,
UBS Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TRP 7.125% 01/15/19
OKS 8.625% 03/01/19
ETN 6.95% 03/20/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/6/2009
2/26/2009
3/11/2009
Total amount of offering sold to QIBs
750,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
500,000,000
300,000,000
Public offering price
99.977
99.665
99.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
A3/A-
Baa2/BBB
A3e/A-
Current yield
7.13%
8.65%
6.99%
Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,005,000.00
 $                 2,004,539
0.27%
3.27%
-1.88%
3/3/2009
DWS High Income Plus Fund
DWS
385,000.00
 $                   384,911
0.05%
4.80%
0.70%
3/31/2009
DWS High Income VIP
DWS
255,000.00
 $                   254,941
0.03%
3.27%
-2.17%
3/3/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,995
0.00%
4.37%
-8.12%
3/31/2009
DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%
4.37%
2.25%
3/31/2009
DWS Strategic Income Fund
DWS
125,000.00
 $                   124,971
0.02%
4.37%
0.16%
3/31/2009
DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%
4.37%
2.19%
3/31/2009
Total

3,000,000
 $                 2,999,310
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9
68268NA
278058DH2
Issuer
TRANS-CANADA PIPELINES
ONEOK PARTNERS LP
EATON CORPORATION
Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities
SunTrust Robinson Humphrey, JP Morgan, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
US Bancorp Investments, Wedbush Morgan
Securities
Banc of America Securities LLC, Goldman Sachs,
UBS Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TRP 7.625% 01/15/39
OKS 8.625% 03/01/19
ETN 6.95% 03/20/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC Bank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/6/2009
2/26/2009
3/11/2009
Total amount of offering sold to QIBs
1,250,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,250,000,000
500,000,000
300,000,000
Public offering price
99.148
99.67
99.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.65%
0.65%
Rating
A3/A-
Baa2/BBB
A3e/A-
Current yield
7.69%
8.65%
6.99%
Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,335,000.00
 $                 1,323,626
0.11%
0.75%
-1.88%
3/3/2009
DWS High Income Plus Fund
DWS
260,000.00
 $                   257,785
0.02%
1.89%
-2.99%
3/5/2009
DWS High Income VIP
DWS
175,000.00
 $                   173,509
0.01%
0.75%
-2.17%
3/3/2009
DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,872
0.00%
-0.27%
-8.12%
3/31/2009
DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%
-0.27%
2.25%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     79,318
0.01%
-0.27%
0.16%
3/31/2009
DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%
-0.27%
2.19%
3/31/2009
Total

2,000,000
 $                 1,982,960
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89417EAF6


Issuer
Travelers Cos Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Deutsche Bank Securities,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
TRV 5.9% 06/02/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/28/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.560


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A2/A-


Current yield
5.93%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
325,000.00
 $    323,570
0.07%



DWS Balanced VIP
DWS
100,000.00
 $      99,560
0.02%



DWS Bond VIP
DWS
265,000.00
 $    263,834
0.05%



DWS Core Fixed Income Fund
DWS
1,375,000.00
 $ 1,368,950
0.28%



DWS Core Fixed Income VIP
DWS
155,000.00
 $    154,318
0.03%



DWS Core Plus Income Fund
DWS
735,000.00
 $    731,766
0.15%



Total

2,955,000
 $ 2,941,998
0.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
92769VAA7


Issuer
Virgin Media Finance


Underwriters
BNP Paribas, Calyon Securities,
Deutsche Bank Securities, Goldman
Sachs, HSBC Securities, JP Morgan,
RBS Securities, Barclays Capital, Fortis
Securities, Lloyds TSB, UBS
Investment Bank


Years of continuous operation, including predecessors
> 3 years


Security
VMED 9.5% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/29/2009


Total amount of offering sold to QIBs
1,350,000,000


Total amount of any concurrent public offering
0


Total
1,350,000,000


Public offering price
95.574


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.08%


Rating
B2/B


Current yield
9.94%


Benchmark vs Spread (basis points)
721bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
7,715,000.00
 $  7,373,534
0.57%



DWS High Income Plus Fund
DWS
1,585,000.00
 $  1,514,848
0.12%



DWS High Income VIP
DWS
1,000,000.00
 $     955,740
0.07%



DWS Multi Market Income Trust
DWS
810,000.00
 $     774,149
0.06%



DWS Strategic Income Fund
DWS
570,000.00
 $     544,772
0.04%



DWS Strategic Income VIP
DWS
100,000.00
 $      95,574
0.01%



DWS Strategic Income Trust
DWS
220,000.00
 $     210,263
0.02%



Total

12,000,000
 $11,468,880
0.89%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
931142CP6
670346AJ4
55616XAE7
Issuer
WAL-MART STORES
NUCOR CORPORATION
MACYS RETAIL HOLDINGS
Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, JP Morgan, Banca IMI,
BBVA Securities, BNP Paribas, Cabrera Capital
Markets, CastleOak Securities, Citigroup, Credit
Suisse, Dresdner Kleinwort, Goldman Sachs,
Greenwich Capital Markets, HSBC Securities,
Loop Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, Morgan Stanley
Banc of America Securities LLC, Citigroup, JP
Morgan, Wachovia Securities
Banc of America Securities LLC, Credit Suisse, JP
Morgan, Bank of New York, Fifth Third Securities,
Loop Capital Markets, Piper & Jaffray, PNC
Capital Markets, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WMT 4.25% 02/01/19
NUE 5% 06/01/13
M 7.875% 07/15/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2009
5/28/2008
6/23/2008
Total amount of offering sold to QIBs
500,000,000
250,000,000
650,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
250,000,000
650,000,000
Public offering price
99.561
99.39
99.91
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.60%
0.63%
Rating
Aa2/AA
A1/A+
Ba2/BB
Current yield
4.14%
5.03%
7.88%
Benchmark vs Spread (basis points)
200bp
180bp
408bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
5,425,000
 $                 5,401,184
0.01%
-1.42%
-0.68%
1/27/2009
DWS Core Fixed Income VIP
DWS
555,000
 $                   552,564
0.11%
-1.42%
-0.11%
1/27/2009
DWS Lifecycle Long Range Fund
DWS
540,000
 $                   537,629
0.11%
-1.42%
-0.15%
1/27/2009
Total

6,520,000
 $                 6,491,377
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
94106LAU3
12626PAJ2
573284AK2
Issuer
WASTE MANAGEMENT INCORPORATED
CRH AMERICA INCORPORATED
MARTIN MARIETTA MATERIAL
Underwriters
Barclays Capital, Credit Suisse, Deutsche Bank
Securities, RBS Greenwich Capital, BNP Paribas,
Goldman Sachs, Mizuho Securities, Morgan
Keegan & Company, Scotia Capital, SunTrust
Robinson Humphrey
Barclays Capital, BNP Paribas, Citigroup, JP
Morgan, Banc of America Securities LLC, ING
Bank NV, J&E Davy Holdings, Rabo Securities,
RBS Greenwich Capital, UBS Securities
Banc of America Securities LLC, JP Morgan,
Wachovia Securities, BB&T Corporation,
Citigroup, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WMI 7.375% 03/11/19
CRHID 8.125% 07/15/18
MLM 6.6% 04/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/23/2009
7/16/2008
4/16/2008
Total amount of offering sold to QIBs
450,000,000
650,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
450,000,000
650,000,000
300,000,000
Public offering price
99.882
99.963
99.93
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.45%
0.65%
Rating
Baa3/BBB
Baa1/BBB+
Baa3/BBB+
Current yield
7.38%
8.15%
6.61%
Benchmark vs Spread (basis points)
462bp
420bp
295 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
701,000.00
 $                   700,173
0.16%
-0.48%
-1.52%
2/27/2009
DWS Strategic Income VIP
DWS
156,000.00
 $                   155,816
0.03%
-0.48%
-1.41%
2/27/2009
Total

857,000
 $                   855,989
0.19%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
947075AF4
037411AU9
294549AR1
Issuer
WEATHERFORD INTERNATIONAL LTD
APACHE CORP
EQT CORP
Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, Goldman Sachs, UBS
Securities
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, Citigroup, JP
Morgan, Lehman Brothers, Mitsubishi UFJ
Securities, PNC Capital Markets, BMO Capital
Markets, Kawasaki Shinkin Bank, SunTrust
Robinson Humphrey, Wachovia Capital Markets
Years of continuous operation, including predecessors
> 3 years
>3 years
>3years
Security
WFT 9.625% 03/01/19
APA 6% 09/15/13
EQT 6 .5% 04/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/5/2009
9/26/2008
3/13/2008
Total amount of offering sold to QIBs
100,000,000
400,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
400,000,000
500,000,000
Public offering price
99.495
99.476
99.321
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.65%
Rating
Baa1/BBB+
A3/A-
Baa1/BBB
Current yield
9.67%
6.03%
6.54%
Benchmark vs Spread (basis points)
723bp
310bp
312bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
285,000.00
 $                   283,561
0.29%
3.24%
0.40%
1/6/2009
DWS Strategic Income Fund
DWS
1,140,000.00
 $                 1,134,243
1.14%
3.24%
0.50%
1/6/2009
Total

1,425,000
 $                 1,417,804
1.43%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
94973VAR8
008117AM5
125509BK4
Issuer
WELLPOINT INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, Goldman Sachs
Banc of America Securities LLC, Citigroup, JP
Morgan
Banc of America Securities LLC, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WLP 7% 02/15/19
AET 6.5% 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
600,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
500,000,000
300,000,000
Public offering price
99.840
99.716
99.888
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Baa1/A-
A3/A-
Baa2/BBB
Current yield
7.01%
6.52%
6.35%
Benchmark vs Spread (basis points)
432bp
295bp
275bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
925,000.00
 $                   923,520
0.15%
0.21%
0.42%
3/31/2009
DWS Strategic Income VIP
DWS
230,000.00
 $                   229,632
0.04%
0.21%
0.29%
3/31/2009
Total

1,155,000
 $                 1,153,152
0.19%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.